UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to ss.240.14a-12

BRUNSWICK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 27, 2014

Dear Brunswick Shareholder:

We are pleased to invite the shareholders of Brunswick Corporation to attend the Annual Meeting of Shareholders of Brunswick Corporation, to be held on Wednesday, May 7, 2014, at 9:00 a.m. CDT at the InterContinental Chicago O’Hare, located at 5300 N. River Road, Rosemont, Illinois.

In 2013, in order to sustain earnings growth, we focused on executing our strategic growth initiatives as well as achieving cost reductions and operating efficiencies throughout the Company.

As a Brunswick shareholder, you have been able to share in our financial and operational successes. Our total shareholder return for 2013 was 58.7%, and our total shareholder return for the last three years was outstanding at 147.6%. Our Board of Directors, the management team and our 16,000 global employees are dedicated to continuing the effort necessary to add value to our shareholders.

In 2014, Brunswick’s focus will be to drive consistent, profitable growth through product leadership. We plan to continue investing in capital projects and research and development programs in an effort to generate strong earnings and greater free cash flow.

We will begin mailing a notice to our shareholders on March 27, 2014, containing instructions on how to access online our 2014 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2013, as well as instructions on how to receive paper copies of these documents for shareholders who so elect.

Your vote is very important. Whether or not you plan to attend the meeting, we urge you to vote either via the Internet, by telephone or by signing and returning a proxy card. Please vote as soon as possible so that your shares will be represented.

Thank you for your continued support of Brunswick.

Sincerely,

Dustan E. McCoy

Chairman and Chief Executive Officer

Brunswick Corporation 1 N. Field Court Lake Forest, IL 60045-4811

Telephone 847.735.4700

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Notice of Annual Meeting of Shareholders

May 7, 2014

9:00 a.m. CDT

InterContinental Chicago O’Hare, 5300 N. River Road, Rosemont, Illinois.

March 27, 2014

Dear Brunswick Shareholder:

The Annual Meeting of Shareholders of Brunswick Corporation will be held at the InterContinental Chicago O’Hare, located at 5300 N. River Road, Rosemont, Illinois, on Wednesday, May 7, 2014, at 9:00 a.m. CDT. At the Annual Meeting, we will consider and vote upon the following matters:

(1)	The election to the Company’s Board of Directors of the three nominees named in the attached Proxy Statement;
(2)	The approval of the compensation of our named executive officers on an advisory basis;
(3)	The approval of the Brunswick Corporation 2014 Stock Incentive Plan;
(4)	The ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
(5)	Any other business that may properly come before the meeting.

Sincerely,

Kristin M. Coleman

Secretary

Brunswick Corporation 1 N. Field Court Lake Forest, IL 60045-4811

Telephone 847.735.4700

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Eligibility to Vote

You can vote if you were a shareholder of record at the close of business on March 4, 2014.

How to Cast Your Vote

You can vote by any of the following methods:

•	Internet (www.proxyvote.com) until 5:00 p.m. EDT on May 6, 2014;

•	Telephone 1-800-690-6903 until 5:00 p.m. EDT on May 6, 2014;

•	Completing, signing and returning your proxy or voting instruction card to arrive by May 6, 2014; or

•	In person, at the Annual Meeting: If you are a shareholder of record, your admission ticket is attached to your proxy card. If your shares are held in the name of a broker, bank or other nominee, you must bring proof of ownership with you to the meeting.

Voting Matters

	Board Vote	Page Reference
	Recommendation	(for more detail)
Election of Directors	FOR each Director Nominee	11
Advisory Vote on the Approval of Executive Compensation	FOR	43
Approval of the Brunswick Corporation 2014 Stock Incentive Plan	FOR	47
Ratification of the Appointment of Auditors	FOR	52

Business Highlights

(for more detail please see Brunswick’s Annual Report on Form 10-K filed February 14, 2014)

In 2013, we successfully navigated through variability in markets and business conditions, which resulted in the fourth consecutive year of strong improvement in operating earnings. Despite global economic challenges, we looked to achieve the following objectives in 2013:

•	Deliver revenue growth

–	Ended the year with a 5 percent increase in net sales when compared with 2012, despite unfavorable retail demand trends in certain marine segments

•	Experience strong increases in operating earnings as well as maintain strong gross margins achieved in 2012

–	Reported operating earnings of $304.2 million in 2013 compared with operating earnings of $264.1 million in 2012 and $213.7 million in 2011

•	Continue to generate strong free cash flow, retire debt and make significant contributions into our defined benefit pension plans in pursuit of fully funding these plans

–	Ended the year with $369.2 million of cash and marketable securities which reflects our strong free cash flow and the net impact of debt reduction activities in 2013

–	Operating cash flows from continuing operations totaled $204.8 million during 2013

–	Reduced debt balances by $112.0 million, lowered interest expense by $24.2 million

–	Contributed $53.8 million to our defined benefit pension plans

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We achieved excellent 1 and 3-year Total Shareholder Return (TSR)

•	1-year TSR – 58.7%

•	3-year TSR – 147.6%

STOCK PRICE HISTORY

*	Note that Brunswick paid no bonuses in 2008 and paid reduced bonuses for 2009, 2010 and 2011.

Board Nominees (page 12)

Name	Age	Director since	Occupation	Independent (Yes/No)	Committee Memberships		Other Public Company Boards
Nancy E. Cooper	60	2013	Retired; Executive Vice President and Chief Financial Officer of CA Technologies	Yes	•	Audit	•	The Mosaic Company
							•	Teradata Corporation
							•	The Guardian Life Insurance Company of America
Dustan E. McCoy	64	2005	Chairman and Chief Executive Officer of Brunswick Corporation	No	•	Executive	•	Freeport-McMoRan Copper & Gold, Inc.
							•	Louisiana-Pacific Corporation
Ralph C. Stayer	70	2002	Chairman, President and	Yes	•	Audit
			Chief Executive Officer of Johnsonville Sausage, LLC		•	Finance

•	Mr. McCoy serves as our Chairman and Chief Executive Officer

•	Mr. Fernandez serves as our Lead Independent Director

•	10 Directors are independent under the Board’s Principles and Practices and the NYSE Listed Company Manual

•	Our Directors attended 96 percent of the 2013 Board and Committee Meetings

•	All of the members of the Audit, Finance, Human Resources and Compensation, Nominating and Corporate Governance and Qualified Legal Compliance Committees are independent

The Board of Directors believes that having our Chief Executive Officer serve as Chairman of the Board is in the best interest of the shareholders at this time because this structure ensures a seamless flow of communication between management and the Board, in particular with respect to the Board’s oversight of the Company’s strategic direction, as well as the Board’s ability to ensure management’s focused execution of that strategy. Our strong Lead Independent Director position ensures that there are processes in place for robust and independent board oversight.

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Executive Compensation (page 24)

Compensation
Element	Metric(s)		Role within Compensation Program	How Designed and Determined
Base Salary	n/a		Foundation of total pay, as incentives and benefits are a function of base salary.	Reviewed annually, targeting median of peer group. External competitiveness, individual performance and internal equity are considered when determining executives’ base salaries.
Annual Incentive Plan	•	Earnings Per Share (EPS)	Primary element used to reward accomplishments against established business and individual goals within a given year.	Target funding based on planned performance for the year, as approved by the Board of Directors, with actual funding tied to annual performance against target metrics and limited to no more than 200 percent of target funding.
	•	Earnings Before Interest and Taxes (EBIT)

Performance Shares	•	Cash Flow Return On Investment (CFROI)	Focus management team on creating and sustaining value for shareholders.	Annual performance share grants for named executive officers (NEOs) represent 50 percent of targeted equity value. Three-year performance plan with shares earned based on achievement of both a CFROI target over a 12-month period and Brunswick’s TSR performance relative to the TSR of an established peer group, as measured over the three-year period.
	•	Relative Total Shareholder Return (TSR)

Restricted Stock Units (RSUs)	•	TSR	Reinforce retention and reward sustained TSR.	Annual RSU grants for NEOs represent 50 percent of targeted equity value. A current stock price is used to determine the number of RSUs to be granted. RSUs cliff vest at the end of a three-year period.

WHAT WE DO	WHAT WE DON’T DO
Very high percentage of executive pay is tied to performance	We have no gross-ups (including perks, excise tax)
Executives have performance-based goals which are tied to shareholder return	There are no modified single-trigger or a single-trigger change-in-control severance agreements (we only use double-trigger CIC severance provisions)
We target median compensation levels, and review market data, of our peer group when making executive compensation decisions	All of our equity plans expressly forbid option repricing without shareholder approval
We apply strict share ownership guidelines to NEOs	All of our active equity plans expressly forbid exchanges of underwater options for cash
We disclose complete information on the annual incentive plan	We do not allow hedging of shares
We require vested shares from our equity compensation programs to be held until share ownership guidelines met	We do not allow pledging of shares
We consider, and attempt to mitigate, risk in our compensation program	We do not use employment agreements for NEOs
We use an independent compensation consultant	We do not pay dividends or dividend equivalents on unearned performance shares
We have an established clawback policy

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2013 Executive Total Targeted Compensation Mix (page 26)

Component	CEO	Other NEOs
Base Salary	14%	27%
Annual Incentives	21%	27%
Long-Term Incentives	65%	46%

2013 Executive Compensation Summary (page 33)

							Change in
							Pension
							Value and
							Non-qualified
						Non-Equity	Deferred
Name and Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Dustan E. McCoy
Chairman and Chief
Executive Officer	2013	$1,036,539	$-	$4,900,084	$-	$1,900,000	$134,678	$498,519	$8,469,820
William L. Metzger
Senior Vice President and Chief Financial Officer	2013	$433,077	$-	$899,557	$-	$490,900	$-	$90,849	$1,914,383
Mark D. Schwabero
Vice President & President
– Mercury Marine	2013	$485,192	$-	$899,557	$-	$700,000	$-	$134,898	$2,219,647
Andrew E. Graves
Vice President & President
– Boat Group	2013	$466,923	$-	$899,557	$-	$504,300	$-	$124,999	$1,995,779
B. Russell Lockridge
Vice President, Chief
Human Resources Officer	2013	$398,885	$-	$430,402	$-	$471,500	$-	$154,741	$1,455,528
Peter B. Hamilton(1)
Former Senior Vice
President and Chief
Financial Officer	2013	$114,442	$-	$-	$-	$-	$-	$127,965	$242,407
(1)	Mr. Hamilton retired from Brunswick effective March 1, 2013. See the Current Report on Form 8-K filed with the SEC on December 4, 2012, for additional information.

Brunswick Corporation 2014 Stock Incentive Plan (page 47)

We are asking our shareholders to approve a new Brunswick Corporation 2014 Stock Incentive Plan which is intended to be compliant with Internal Revenue Code Section 162(m) and includes a share authorization of 5,000,000 shares.

Ratification of Appointment of Auditors (page 52)

As a matter of good corporate governance, we are asking our shareholders to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.

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PROXY STATEMENT

The Board of Directors of Brunswick Corporation (Brunswick or the Company) is soliciting proxies from Brunswick’s shareholders on behalf of the Company for the annual meeting to be held at the InterContinental Chicago O’Hare, located at 5300 N. River Road, Rosemont, Illinois, on Wednesday, May 7, 2014, at 9:00 a.m. CDT (the Annual Meeting). As required by rules adopted by the Securities and Exchange Commission (the SEC), Brunswick is making this Proxy Statement and its Annual Report on Form 10-K available to its shareholders electronically via the Internet. In addition, Brunswick is using the SEC’s Notice and Access Rules to provide shareholders with more options for receipt of these materials. Accordingly, on March 27, 2014, Brunswick will begin mailing a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Shareholders (together, the Notice) to its shareholders containing instructions on how to access this Proxy Statement and Brunswick’s Annual Report via the Internet, how to vote online or by telephone, and how to receive paper copies of the documents and a proxy card.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon matters described in the Notice, including the election to our Board of Directors of the three nominees named in this Proxy Statement, the approval of the compensation of our named executive officers on an advisory basis, the approval of the Brunswick Corporation 2014 Stock Incentive Plan and the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Who may vote at the Annual Meeting?

Only holders of one or more of the 92,689,947 shares of Brunswick common stock, par value $0.75 per share (Common Stock), issued and outstanding as of the close of business on March 4, 2014 (the Record Date) will be entitled to vote at the Annual Meeting. Each holder as of the Record Date is entitled to one vote for each share of Brunswick Common Stock held.

Who can attend the Annual Meeting?

Only shareholders who owned Brunswick Common Stock as of the Record Date, or their duly appointed proxies, will be entitled to attend the Annual Meeting. If you hold your shares through a broker, bank or other nominee, you will not be admitted to the Annual Meeting unless you bring a copy of a statement (such as a brokerage statement) from your nominee reflecting your stock ownership as of the Record Date.

How do I vote?

If you are a shareholder of record as of the Record Date, you can vote: (i) by attending the Annual Meeting; (ii) by following the instructions on your Notice for voting by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com; or (iii) by signing, dating and mailing in a proxy card. The deadline for voting by telephone or via the Internet is 5:00 p.m. EDT on May 6, 2014.

If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Annual Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.

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Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting, including voting via the Internet or by telephone (only your latest Internet or telephone proxy that is timely submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Who will count the votes?

Brunswick’s tabulator, Broadridge Financial Solutions, Inc., will count the votes. Representatives of Brunswick’s Shareholder Services Department will act as independent inspectors of election.

How will my shares be voted if I sign, date and return a proxy card?

If you sign, date and return a proxy card and indicate how you would like your shares to be voted, your shares will be voted as you have instructed. If you sign, date and return a proxy card but do not indicate how you would like your shares to be voted, your proxy will be voted as follows: for the election of the three director nominees named in this Proxy Statement; for the approval of the compensation of our named executive officers; for the approval of the Brunswick Corporation 2014 Stock Incentive Plan; and for the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. With respect to any other matter that is properly brought before the meeting, the proxy holders will vote the proxies held by them in accordance with their best judgment.

What are the Board’s recommendations?

The Board of Directors recommends a vote for the election of the three director nominees named in this Proxy Statement. The Board recommends a vote for the approval of the compensation of our named executive officers and for the approval of the Brunswick Corporation 2014 Stock Incentive Plan. The Board and the Audit Committee recommend the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

What vote is required to approve each matter to be considered at the Annual Meeting?

Election of Directors. Brunswick has adopted a majority voting standard for the uncontested election of directors and, therefore, the three director nominees shall be elected to the Board of Directors if they each receive a majority of the votes cast, in person or by proxy, at the Annual Meeting. Under Brunswick’s majority voting standard for uncontested elections, if the number of votes cast “For” a director nominee’s election does not exceed the number of votes cast “Against” election, then the director nominee must tender his or her resignation from the Board promptly after certification of the shareholders’ vote. The Board will decide within 120 days of that certification, through a process managed by the Nominating and Corporate Governance Committee and excluding the director nominee in question, whether to accept the resignation. Because Brunswick has adopted a majority voting standard for the uncontested election of directors, abstentions will have no effect on the election of director nominees. If any one or more of the three director nominees is unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for the alternate individual or individuals designated by the Board.

Advisory Approval of Executive Compensation. The affirmative vote of the holders of a majority of the shares having voting power, represented in person or by proxy, will be required for the approval of the non-binding resolution relating to the compensation of the Company’s named executive officers. Because approval of this resolution requires a majority of the shares having voting power and represented at the Annual Meeting, abstentions will have the same effect as votes against approval.

Approval of the Brunswick Corporation 2014 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares having voting power, represented in person or by proxy, will be required for the approval of the Brunswick Corporation 2014 Stock Incentive Plan. Because approval of this resolution requires a majority of the shares having voting power and represented at the Annual Meeting, abstentions will have the same effect as votes against approval.

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Ratification of the Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares having voting power, represented in person or by proxy, will be required for the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as Brunswick’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Because the vote to ratify the independent registered public accounting firm requires a majority of the shares having voting power and represented at the Annual Meeting, abstentions will have the same effect as votes against ratification.

What constitutes a quorum?

The Annual Meeting will be held only if a quorum is present. A quorum will be present if a majority of the 92,689,947 shares of Brunswick Common Stock issued and outstanding on the Record Date are represented, in person or by proxy, at the Annual Meeting. Shares represented by properly completed proxy cards or ballots marked either “Abstain” or “Withhold authority to vote,” or returned without voting instructions, are counted as present for the purpose of determining whether a quorum is present. In addition, broker non-votes will be counted as present for quorum purposes.

How will broker non-votes be treated?

Broker non-votes occur when a broker lacks discretionary authority to vote on a proposal and the beneficial owner has not provided an indication as to how to vote. Brunswick will treat broker non-votes as present to determine whether or not there is a quorum at the Annual Meeting, but they will not be treated as having voting power on the proposals, if any, for which the broker indicates it does not have discretionary authority. This means that broker non-votes will not have any effect on whether a proposal passes. We expect that brokers will lack discretionary authority with respect to the election of directors, the advisory vote to approve the compensation of the Company’s named executive officers and approval of the Brunswick Corporation 2014 Stock Incentive Plan, but will have discretionary authority with respect to ratification of the appointment of the independent registered public accounting firm.

Will my vote be kept confidential?

Yes. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept secret and are available only to Brunswick’s tabulator and inspectors of election, who are obligated to keep your vote confidential.

Who pays to prepare, mail and solicit the proxies?

Brunswick pays all of the costs of preparing, mailing and soliciting proxies. Brunswick asks brokers, banks, voting trustees and other nominees and fiduciaries to forward notices and, when requested, proxy materials to the beneficial owners and to obtain authority to execute proxies. Brunswick will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, Internet or personal contact by its designated officers and employees (who will not receive additional compensation for their solicitation efforts), Brunswick has retained the services of Georgeson Inc. to solicit proxies for a fee of $9,900 plus expenses.

What if other matters come up during the Annual Meeting?

If any matters other than those referred to in the Notice properly come before the meeting, the individuals named in the accompanying form of proxy will vote the proxies held by them in accordance with their best judgment. Brunswick is not aware of any business other than the items referred to in the Notice that may be considered at the meeting.

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Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to rules adopted by the SEC, Brunswick is required to provide access to its proxy materials via the Internet and has elected to use the SEC’s Notice and Access Rules for soliciting proxies. Accordingly, Brunswick is sending a Notice to all of its shareholders as of the Record Date. All shareholders may access Brunswick’s proxy materials on the Web site referred to in the Notice. Shareholders may also request to receive a printed set of the proxy materials. Instructions on how to access Brunswick’s proxy materials via the Internet and how to request a printed copy can be found in the Notice. Additionally, by following the instructions in the Notice, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save Brunswick the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Multiple individuals residing in my home are beneficial owners of shares of Brunswick Common Stock. Why did we receive only one mailing?

Brunswick is sending only one envelope with multiple Notices to you if you share a single address with another shareholder, unless we have received instructions to the contrary from you. This practice, known as “householding,” is designed to eliminate duplicate mailings, conserve natural resources and reduce Brunswick’s printing and mailing costs. We will promptly deliver a separate Notice to you upon written or verbal request. If you wish to receive duplicate mailings in the future, you may contact Brunswick Shareholder Services by telephone at 847.735.4294, by mail at 1 N. Field Court, Lake Forest, IL 60045, or by e-mail at services@brunswick.com. If you currently receive multiple Notices, you can request householding by contacting Brunswick Shareholder Services as described above. If you own your shares through a broker, bank or other nominee, you can request householding by contacting the holder of record.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS

At the Annual Meeting, shareholders will elect three individuals to serve on the Board of Directors. The current Board of Directors has nominated Nancy E. Cooper, Dustan E. McCoy and Ralph C. Stayer for election as directors to serve for terms expiring at the 2017 Annual Meeting or until their respective successors have been elected and qualified.

The Board of Directors currently has eleven members divided among three classes. Two classes consist of four directors and the other class consists of three directors.

Ms. Cooper was identified by a third-party search firm engaged by the Nominating and Corporate Governance Committee to be nominated to the Board of Directors.

Biographical information follows for each nominee and each director whose term of office will continue after the Annual Meeting. Additional information is set forth below regarding the specific experience, qualifications, attributes or skills of each member of the Board of Directors that led the Board to conclude that such individual should serve on the Board in light of the Company’s business and leadership structure.

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Nominees for Election for Terms Expiring at the 2017 Annual Meeting

Nancy E. Cooper

Director since 2013

Retired; Executive Vice President and Chief Financial Officer of CA Technologies, Inc., one of the largest independent software corporations in the world, 2006 to 2011; Chief Financial Officer of IMS Health, Inc., 2001 to 2006; director of The Guardian Life Insurance Company of America, The Mosaic Company and Teradata Corporation; age 60.

As the former Executive Vice President and Chief Financial Officer of CA Technologies, Ms. Cooper brings financial acumen and technology experience to our Board. Ms. Cooper’s extensive experience as a Chief Financial Officer and her other financial leadership roles for several companies, as well as her service on the audit committees of two other public companies, will assist the Board in several areas including finance, internal control and audit.

Dustan E. McCoy

Director since 2005

Chairman and Chief Executive Officer of Brunswick Corporation since 2005; Vice President of Brunswick and President of Brunswick Boat Group, 2000 to 2005; Vice President, General Counsel and Corporate Secretary of Brunswick, 1999 to 2000; Executive Vice President of Witco Corporation, a specialty chemicals company, January to September 1999; Senior Vice President, General Counsel and Corporate Secretary of Witco Corporation, 1996 to 1998; director of Freeport-McMoRan Copper & Gold Inc. and Louisiana-Pacific Corporation; age 64.

As the Chairman and Chief Executive Officer of Brunswick Corporation, Mr. McCoy has extensive knowledge of the Company and its business segments. Mr. McCoy’s day-to-day leadership role provides him with extensive knowledge of our businesses and our industries and allows him to communicate effectively about our Company’s operations and business strategy with our Board.

Ralph C. Stayer

Director since 2002

Chairman, President and Chief Executive Officer of Johnsonville Sausage, LLC, a maker of sausage products, since 1980; Founder of Leadership Dynamics, a consulting firm; Member of the Board of Trustees of Boston College; age 70.

As the Chairman, President and Chief Executive Officer of a successful consumer-focused private enterprise, Mr. Stayer brings extensive management experience to the Board in the areas of effective competition, production, distribution and financial matters. Additionally, Mr. Stayer’s writing, teaching and consulting work relating to organizational development and leadership enable him to provide our Company’s management and Board with advice and guidance in relation to strategic, organizational and individual development.

Your Board of Directors recommends a vote FOR the election of the nominees named above.

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Directors Continuing in Office until the 2016 Annual Meeting

Nolan D. Archibald

Director since 1995

Retired; Executive Chairman of Stanley Black & Decker, Inc., a consumer and commercial products company, 2010 to 2013; President and Chief Executive Officer of The Black & Decker Corporation, 1986 to 2010; recipient of the American Marketing Association’s Edison Achievement Award; director of Huntsman Corporation and Lockheed Martin Corporation; age 70.

As the former Executive Chairman and Chief Executive Officer of a global consumer and commercial products company, with more than 25 years of experience in those roles, Mr. Archibald brings significant experience and knowledge to our Board in the areas of business management, strategic planning and international business operations. Mr. Archibald is also well-suited to provide advice and guidance to our Company’s management and Board in regard to a wide variety of financial issues.

David C. Everitt

Director since 2012

Interim Chief Executive Officer of Harsco Corporation, a diversified, worldwide industrial corporation, since 2014; Retired President, Agricultural and Turf Division - North America, Asia, Australia, and Sub-Saharan and South Africa, and Global Tractor and Turf Products of Deere & Company, the world’s largest manufacturer of agricultural equipment and a major U.S. producer of construction, forestry, and lawn and grounds care equipment, May 2009 to September 2012; previously served as President, Agricultural Division — North America, Australia, Asia and Global Tractor and Implement Sourcing, January 2006 to May 2009; President, Agricultural Division — Europe, Africa, South America and Global Harvesting Equipment Sourcing, 2001 to 2006; director of Agrium Inc. and Harsco Corporation; age 61.

As the former President of Deere & Company’s largest division, Mr. Everitt brings his engineering experience, global expertise and extensive knowledge of dealer and distribution issues to our Board.

Roger J. Wood

Director since 2012

President and Chief Executive Officer of Dana Holding Corporation, a world leader in the supply of axles, driveshafts, off-highway transmissions, sealing and thermal-management products and genuine service parts, since 2011; previously served as Group President, Engine of BorgWarner, Inc., a worldwide automotive industry components and parts supplier, 2010 to 2011; Executive Vice President of BorgWarner, Inc., 2009 to 2011; President of BorgWarner Turbo Systems Inc. and BorgWarner Emissions Systems Inc., 2005 to 2009; director of Dana Holding Corporation; age 51.

As the current Chief Executive Officer and President of Dana, and given his many years of service at another Tier-1 automotive supplier, Mr. Wood has unique insight and brings significant knowledge to the Board in the areas of manufacturing operations, business management and strategic planning.

Lawrence A. Zimmerman

Director since 2006

Retired; Vice Chairman and Chief Financial Officer of Xerox Corporation, a global document technology and services company, 2009 to 2011; previously served as Chief Financial Officer of Xerox Corporation, 2002 to 2009; Vice President, Finance and Planning, Server and Technology division of International Business Machines Corporation, 1996 to 1998; Vice President, Finance, Europe, Middle East and Africa operations of International Business Machines Corporation, 1994 to 1996; Corporate Controller, International Business Machines Corporation, 1991 to 1994; director of Delphi Automotive PLC, Computer Sciences Corporation and Flextronics International Ltd. Previously served as director of Stanley Black & Decker, Inc; age 71.

As the former Vice Chairman and Chief Financial Officer of an international document management company, Mr. Zimmerman brings significant knowledge to the Board in the areas of finance, accounting and risk oversight. Mr. Zimmerman’s broad experience as a financial executive includes strategic planning and leading restructuring and cost reduction efforts.

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Directors Continuing in Office until the 2015 Annual Meeting

Manuel A. Fernandez

Director since 1997

Retired; Executive Chairman of Sysco Corporation, a marketer and distributor of foodservice products, April 2012 to November 2013; Non-Executive Chairman of Sysco Corporation from 2009 to 2012; Managing Director of SI Ventures, LLC, a venture capital partnership, since 1998; Chairman, Chief Executive Officer and President of Gartner, Inc., 1991 to 1999; director of Flowers Foods, Inc. Previously served as Chairman of the University of Florida Board of Trustees, director of Stanley Black & Decker, Inc., and Chairman Emeritus of Gartner, Inc.; age 67.

As the former Executive Chairman of a foodservice products company and the Managing Director of a venture capital partnership, Mr. Fernandez brings significant experience and knowledge to our Board regarding strategic planning, acquisitions, corporate governance and human resources. Mr. Fernandez’s extensive experience in information technology, including his role as Chairman and Chief Executive Officer of a leading information technology company, as well as with a variety of businesses with strong commercial product offerings, allows him to provide invaluable advice and guidance to our Company’s management and Board regarding innovation, technology strategy and distribution.

David V. Singer

Director since 2013

Retired; Chief Executive Officer of Snyder’s-Lance, Inc., a leading snack food company, 2010 to 2013; President and Chief Executive Officer of Lance Inc., 2005 to 2010; Executive Vice President and Chief Financial Officer of Coca-Cola Bottling Company Consolidated, 2001 to 2005; director of Flowers Foods, Inc. and SPX Corporation. Previously served as director of Lance Inc. and Snyder’s-Lance, Inc.; age 58.

As the former Chief Executive Officer of a maker and marketer of snack foods throughout the world, he has experience in supply chain, manufacturing, logistics, and distribution issues. Mr. Singer brings extensive management and financial experience to our Board and also offers experience in corporate finance and acquisitions.

J. Steven Whisler

Director since 2007

Retired; Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, 2000 to 2007; employed by Phelps Dodge Corporation in a number of positions since 1976, including President and Chief Operating Officer; director of International Paper Company and CSX Corporation. Previously served as director of Burlington Northern Santa Fe Corporation, U.S. Airways Group Inc. and Aleris International; age 59.

As the former Chairman and Chief Executive Officer of a mining and manufacturing company with operations on several continents, Mr. Whisler has extensive experience with international business operations and regulatory compliance matters. Additionally, Mr. Whisler’s background enables him to provide strategic advice and guidance to our Company’s management and Board regarding financial, human resources and risk oversight matters.

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Board Committees

The Board of Directors has six committees: Audit, Finance, Human Resources and Compensation, Nominating and Corporate Governance, Qualified Legal Compliance and Executive. Each Committee is comprised solely of independent directors, as that standard is determined by the Board’s Principles and Practices (the Principles) and the New York Stock Exchange (NYSE) Listed Company Manual, with the exception of the Executive Committee, of which Mr. McCoy is a member. Each of the Committees may, at its sole discretion and at Brunswick’s expense, obtain advice and assistance from outside legal, financial, accounting or other experts and advisors. The following table shows the current membership of these Committees:

Name	Audit		Finance		Human Resources and Compensation		Nominating and Corporate Governance		Qualified Legal Compliance		Executive
Nolan D. Archibald			X	*							X
Nancy E. Cooper	X
Cambria W. Dunaway							X		X
David C. Everitt					X		X		X
Manuel A. Fernandez					X		X	*	X	*	X
Dustan E. McCoy											X
David V. Singer			X				X
Ralph C. Stayer	X		X
J. Steven Whisler					X	*	X		X		X
Roger J. Wood	X		X
Lawrence A. Zimmerman	X	*							X		X
*	Committee Chair

The principal responsibilities of each of these Committees are described generally below and in detail in their respective Committee Charters, which are available at www.brunswick.com/company/governance/committees.html, or in print upon request by any Brunswick shareholder.

Audit Committee

Members of the Audit Committee are Mr. Zimmerman (Chair), Ms. Cooper, Mr. Stayer and Mr. Wood. The Board has determined that each member of the Audit Committee is “financially literate,” as that term is used in the NYSE listing standards, and that Mr. Zimmerman is an “audit committee financial expert,” as such term is defined by SEC rules.

Mr. Zimmerman is a member of the board of directors of Delphi Automotive PLC, Computer Sciences Corporation and Flextronics International Ltd., and is a member of the Audit Committee for each organization. The Board of Directors of Brunswick has determined that simultaneous service by Mr. Zimmerman on the Audit Committees of these organizations does not impair his ability to effectively serve on Brunswick’s Audit Committee.

The Audit Committee assists the Board in overseeing Brunswick’s accounting, auditing and reporting practices, its independent registered public accounting firm, its system of internal controls and the integrity of its financial information and disclosures. The Committee reviews certain regulatory and compliance matters, policies regarding risk assessment and risk management and corporate tax strategy. The Audit Committee maintains free and open communication, and meets separately at each regularly scheduled Board meeting, with the Company’s independent registered public accounting firm, its internal auditors and management.

The Audit Committee met ten times during 2013.

Finance Committee

Members of the Finance Committee are Mr. Archibald (Chair), Mr. Singer, Mr. Stayer and Mr. Wood. The Finance Committee assists the Board in overseeing Brunswick’s financial performance and financial structure, including debt structure, financial policies and procedures, capital expenditures and capital expenditure budgets. The Committee also reviews proposals for corporate financing, short-term and long-term borrowings, the declaration and distribution of dividends, material investments and divestitures, insurance coverage and related matters, as well as the funding and performance of Brunswick’s pension plans.

The Finance Committee met five times during 2013.

Human Resources and Compensation Committee

Members of the Human Resources and Compensation Committee (the Compensation Committee) are Mr. Whisler (Chair), Mr. Everitt and Mr. Fernandez. The Compensation Committee’s authority includes, among other duties, the following responsibilities:

•	Annually review and approve goals and objectives for Brunswick’s senior executives; together with the Chief Executive Officer, evaluate the performance of senior executives in light of these criteria; and oversee management development and succession planning;

•	Annually review and make recommendations to the Board of Directors about the compensation (including salary, annual incentive and other cash compensation) of the Chief Executive Officer and, together with the Nominating and Corporate Governance Committee, oversee the annual review of the performance of the Chief Executive Officer;

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•	Approve equity awards to the Chief Executive Officer and compensation (including salary, annual incentive, stock options and other equity-based and other incentive compensation) to be paid to other senior executives, and authorize senior executives to approve awards to employees other than senior executives based on criteria established by the Compensation Committee; and

•	Oversee the development of a compensation philosophy for the Company that is consistent with its long-term strategic goals and does not encourage unnecessary risk-taking.

The Compensation Committee meets in conjunction with regularly scheduled meetings of the Board of Directors and as otherwise required. Meetings are regularly attended by the Chairman and Chief Executive Officer, as well as the Vice President and Chief Human Resources Officer. At each meeting, the Committee meets in executive session.

The Chairman and Chief Executive Officer is responsible for establishing strategies to achieve the Company’s objectives. To ensure that executive compensation is consistent with those objectives, the Chairman and Chief Executive Officer is responsible for making recommendations to the Committee regarding the following: compensation goals and principles; the peer group of companies to be used to determine compensation ranges; selection of performance targets for incentive plans, with input from other senior executives; performance rating and compensation actions to be taken; and salary increases, incentive awards and equity grants for senior executives.

The Compensation Committee collaborates with the Chairman and Chief Executive Officer to develop incentive funding formulas for Brunswick divisions, and for conducting performance evaluations, talent development and succession planning for senior executives. The Committee establishes criteria pursuant to which Brunswick’s senior executives allocate equity awards to non-executive employees, and oversees Brunswick’s Human Resources Department in its administration of compensation and benefit plans.

The Compensation Committee continues to engage Frederic W. Cook & Co., Inc. (FWC) to provide advice on various aspects of Brunswick’s executive compensation programs. The Committee meets with FWC in executive session on a regular basis and FWC reports directly to the Committee. The Compensation Committee has assessed the independence of FWC pursuant to applicable SEC rules and NYSE listing standards and has concluded that FWC’s work for the Compensation Committee does not raise any conflict of interest.

The Compensation Committee met six times during 2013.

Nominating and Corporate Governance Committee

Members of the Nominating and Corporate Governance Committee are Mr. Fernandez (Chair), Ms. Dunaway, Mr. Everitt, Mr. Singer and Mr. Whisler. The Nominating and Corporate Governance Committee assists the Board in overseeing policies and programs designed to ensure Brunswick’s adherence to high corporate governance and ethical standards and compliance with all applicable legal and regulatory requirements. Together with the Compensation Committee, it oversees the annual review of the Chairman and Chief Executive Officer’s performance. The Committee identifies, screens, interviews and recommends to the Board potential director nominees, and oversees other matters related to Board composition, performance, standards, size and membership, including ensuring appropriate diversity of perspective, background and experience in Board membership.

The Nominating and Corporate Governance Committee of the Board of Directors has responsibility for making recommendations regarding director compensation design to the Board of Directors for review and action. Brunswick’s Human Resources Department and the Company’s outside consultants provide the Nominating and Corporate Governance Committee with director compensation data as publicly reported, including data relating to peer group and other similarly-sized companies, as well as data from published surveys.

The Nominating and Corporate Governance Committee met six times during 2013.

Qualified Legal Compliance Committee

Members of the Qualified Legal Compliance Committee are Mr. Fernandez (Chair), Ms. Dunaway, Mr. Everitt, Mr. Whisler and Mr. Zimmerman. The Qualified Legal Compliance Committee receives and investigates reports made to it concerning possible material violations of law or breaches of fiduciary duty by the Company or any of its officers, directors, employees or agents. During 2013, no reports were made to the Qualified Legal Compliance Committee and, therefore, it did not meet.

Executive Committee

In addition to its standing Committees, the Board of Directors has an Executive Committee, comprised of the Chairman of the Board, the Lead Independent Director and the Chairs of the Audit Committee, Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Executive Committee meets from time to time at the request of the Chairman of the Board. The Executive Committee did not meet during 2013.

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Director Independence

The Principles require that independent directors must constitute a substantial majority of the Board and that no more than two members of management may serve on the Board at the same time. The Principles provide that a director shall be considered to be independent if he or she satisfies the general director independence standards established by the NYSE. The NYSE standards provide that a director will not be independent unless the Board affirmatively determines that the director has no material relationship with Brunswick (either directly or as a partner, shareholder or officer of an organization that has a relationship with Brunswick). In addition, the NYSE standards provide that a director is not independent if:

•	The director is, or within the prior three years has been, an employee of Brunswick, or a member of the director’s immediate family is, or within the prior three years has been, an executive officer of Brunswick;

•	The director or an immediate family member of the director has received, during any 12-month period within the prior three years, more than $120,000 in direct compensation from Brunswick (excluding fees for Board and Board committee service, pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service);

•	Certain specified relationships exist between the director, a member of the director’s immediate family, and a firm that serves or has served as Brunswick’s internal or external auditor;

•	The director is a partner or employee of a firm that is Brunswick’s internal or external auditor;

•	A member of the director’s immediate family is a partner of a firm that is Brunswick’s internal or external auditor, or is an employee of such a firm and personally works on Brunswick’s audit;

•	The director or an immediate family member was within the last three years a partner or employee of a firm that is or was Brunswick’s internal or external auditor and personally worked on Brunswick’s audit during that time;

•	The director or a member of the director’s immediate family is, or within the prior three years has been, employed as an executive officer of any other business organization where any of Brunswick’s current executive officers serve or served on that business organization’s compensation committee; or

•	The director is an employee of, or a member of the director’s immediate family is a director or an executive officer of, a business organization that has made payments to, or received payments from, Brunswick for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2 percent of the business organization’s consolidated gross revenues.

Applying the NYSE standards described above, and considering all relevant facts and circumstances, the Board has made an affirmative determination that none of the non-management directors has a material relationship with Brunswick and that all non-management directors, comprised of Mr. Archibald, Ms. Cooper, Ms. Dunaway, Mr. Everitt, Mr. Fernandez, Mr. Singer, Mr. Stayer, Mr. Whisler, Mr. Wood and Mr. Zimmerman, are independent.

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CORPORATE GOVERNANCE

Overview

The Board of Directors has adopted written Principles and Practices (the Principles) to assist it in the performance of its duties and the exercise of its responsibilities. The Principles are available on Brunswick’s Web site, www.brunswick.com/company/governance/principlespractices.php, or in print upon request by any Brunswick shareholder. The Principles set the framework for Brunswick’s governance structure. The Board believes that good corporate governance is a source of competitive advantage for Brunswick. Good governance allows the skills, experience and judgment of the Board to support Brunswick’s executive management team, enabling management to improve Brunswick’s performance and maximize shareholder value.

As set forth in the Principles, the Board’s responsibilities include overseeing and directing the Company’s management in building long-term value for shareholders. The Chief Executive Officer and the Company’s senior management team are responsible for managing Brunswick’s day-to-day business operations and for presenting regular updates to the Board about the Company’s business. The Board offers the Chief Executive Officer and management constructive advice and counsel and may, at its sole discretion and at the Company’s expense, obtain advice and counsel from independent legal, financial, accounting and other advisors.

The Board of Directors met five times during 2013. Our directors attended 96 percent of the 2013 Board and Committee Meetings, with each director attending more than 75 percent of the aggregate of the Board meetings and meetings of Committees of which they were members during 2013, with the exception of Ms. Cooper who joined the Board effective August 1, 2013. The Principles provide that all members of the Board are requested to attend Brunswick’s Annual Meeting of Shareholders. All members of the Board attended the 2013 Annual Meeting of Shareholders.

The non-management directors regularly meet in executive session without members of management present. The Lead Independent Director, Manuel A. Fernandez, presides and acts as the Board’s leader when it meets in executive session or when the Chairman and Chief Executive Officer is unable to lead the Board’s deliberations. Additionally, the Lead Independent Director serves as a liaison between management and the Board and is responsible for consulting with the Chairman and Chief Executive Officer regarding Board and Committee meeting agendas and Board governance matters.

Brunswick Ethics Program

In 2013, Brunswick adopted the Brunswick Code of Conduct (the Code) which updated and replaced the formal Code of Ethics adopted in 2000 entitled Making the Right Choice: The Brunswick Guide to Conduct in the Workplace. The Code applies to all employees, officers and directors of the Company, and includes standards and procedures for reporting and addressing potential conflicts of interest, as well as a general code of conduct that provides guidelines regarding how to conduct business in an ethical manner. The Board has adopted an additional Code of Ethics for Senior Financial Officers and Managers (the Financial Officer Code of Ethics). The Financial Officer Code of Ethics applies to Brunswick’s Chief Executive Officer, Chief Financial Officer, Vice President — Treasurer, Vice President — Tax, Vice President — Internal Audit, Vice President — Finance and Controller, and other Brunswick employees designated by the Board, and sets forth standards to which these officers and employees are to adhere in areas such as conflicts of interest, disclosure of information and compliance with laws, rules and regulations. The Financial Officer Code of Ethics supplements the Code. These policies are overseen and administered by the Nominating and Corporate Governance Committee and the Company’s Ethics Office. The Code and the Financial Officer Code of Ethics are available at www.brunswick.com/company/ethics/codeofethics.php, and both may be obtained in print upon request by any Brunswick shareholder. If Brunswick grants a waiver of the policies set forth in the Code or the Financial Officer Code of Ethics, it will, to the extent required by applicable law, regulation or NYSE listing standard, disclose that waiver by making an appropriate statement on its Web site at www.brunswick.com.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, screening, personally interviewing and recommending director nominee candidates to the Board. The Nominating and Corporate Governance Committee considers nominees on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and the likelihood that they will be willing to serve on the Board for a sustained period. The Company does not have a formal policy with respect to diversity as a consideration in the identification of nominees for the Board of Directors. However, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board reflect different viewpoints and, therefore, as set forth in the Principles, additional consideration is given to achieving an overall diversity of perspectives, backgrounds and experiences in Board membership. The Nominating and Corporate Governance Committee may retain a third-party search firm to assist it with identifying qualified candidates that meet the needs of the Board at that time.

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The Nominating and Corporate Governance Committee will consider qualified director candidates who are suggested by shareholders in written submissions to Brunswick’s Secretary at Brunswick Corporation, 1 N. Field Court, Lake Forest, Illinois 60045; Attention: Corporate Secretary’s Office (fax: 847.735.4433; e-mail corporate.secretary@brunswick.com). Any recommendation submitted by a shareholder must include the name of the candidate, a description of the candidate’s educational and professional background, contact information for the candidate and a brief explanation of why the shareholder believes the candidate is suitable for election. The Nominating and Corporate Governance Committee will apply the same standards in considering director candidates recommended by shareholders that it applies to other candidates.

In addition to recommending director candidates to the Nominating and Corporate Governance Committee, shareholders may also, pursuant to procedures established in the Company’s By-laws, directly nominate one or more director candidates to stand for election at an annual or special meeting of shareholders. For an annual meeting of shareholders, a shareholder wishing to make such a nomination must deliver written notice of the nomination to Brunswick’s Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. For a special meeting of shareholders, a shareholder wishing to make such a nomination must deliver written notice of the nomination to Brunswick’s Secretary not later than the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. In either case, a notice of nomination submitted by a shareholder must include information concerning the nominating shareholder and the shareholder’s nominee(s) as required by the Company’s By-laws.

Board Leadership Structure

•	Mr. McCoy serves as our Chairman and Chief Executive Officer

•	Mr. Fernandez serves as our Lead Independent Director

•	10 Directors are independent under the Board’s Principles and Practices and the NYSE Listed Company Manual

•	Our Directors attended 96 percent of the 2013 Board and Committee Meetings

•	All of the members of the Audit, Finance, Human Resources and Compensation, Nominating and Corporate Governance and Qualified Legal Compliance Committees are independent

The Board of Directors believes that having the Company’s Chief Executive Officer serve as Chairman of the Board is in the best interest of its shareholders at this time because this structure ensures a seamless flow of communication between management and the Board, in particular with respect to the Board’s oversight of the Company’s strategic direction, as well as the Board’s ability to ensure management’s focused execution of that strategy. Our strong Lead Independent Director position ensures that there are processes in place for robust and independent board oversight.

The Board believes that the combined role of Chairman and Chief Executive Officer, together with the appointment of a Lead Independent Director by the other independent directors, a substantial majority of independent directors, and the use of regular executive sessions of non-management directors, achieves an appropriate balance between the effective development of key strategic and operational objectives and independent oversight of management’s execution of those objectives.

Additionally, the Board believes that because the Chairman and Chief Executive Officer is the director most familiar with the Company’s business, industry and day-to-day operations, he is well-positioned to help the Board focus on those issues of greatest importance to the Company and its shareholders and to assist the Board with identifying Brunswick’s strategic priorities, as well as the short-term and long-term risks and challenges facing the Company. While independent directors have invaluable experience and expertise from outside the Company and its businesses, giving them different perspectives regarding the development of the Company’s strategic goals and objectives, the Chief Executive Officer is well-suited to bring Company-specific experience and industry expertise to his discussions with non-management directors.

Shareholder Communications with the Board

The Principles provide that Brunswick shareholders or other interested parties may, at any time, communicate in writing with the Board, the Lead Independent Director, or the non-management directors as a group, by writing to such director(s) at: Brunswick Corporation, 1 N. Field Court, Lake Forest, IL 60045; Attention: Corporate Secretary’s Office (fax: 847.735.4433; e-mail corporate.secretary@brunswick.com). Copies of written communications received by any of these means will be reviewed by the General Counsel and distributed to the Board, the Lead Independent Director or the non-management directors as a group, as appropriate, depending on the subject matter and facts and circumstances described in the communication. Communications that are not related to the duties and responsibilities of the Board, or are otherwise considered to be improper for submission to the intended recipient(s), will not be forwarded to the Board, the Lead Independent Director or the non-management directors.

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Review, Approval or Ratification of Transactions with Related Persons

Pursuant to its charter, the Nominating and Corporate Governance Committee of the Company’s Board of Directors is tasked with the recommendation and review of all corporate governance principles, policies and programs designed to ensure the Company’s compliance with high ethical standards and with applicable legal and regulatory requirements, including those relating to conflicts of interest and other business practices that reflect upon the Company’s role as a responsible corporate citizen. The Nominating and Corporate Governance Committee oversees the implementation of the Brunswick Code of Conduct, which contains Brunswick’s Conflicts of Interest Policy. The Nominating and Corporate Governance Committee reports on these compliance matters to the Board of Directors, which is the body ultimately responsible for overseeing the Company’s ethical and legal compliance, including information involving transactions with “related persons.”

The Company’s policy regarding related person transactions (the Related Person Transactions Policy) defines “related persons” to include all directors and executive officers of the Company, all beneficial owners of more than 5 percent of any class of voting securities of the Company, and the immediate family members of any such persons. On a regular basis, the Company requests that its directors and executive officers complete a questionnaire including questions designed to identify any potential related person transactions. According to the Related Person Transactions Policy, a related person transaction includes any transaction valued at over $120,000 in which the Company is a participant and in which a related person has or will have a direct or indirect material interest, including any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships. Certain transactions are excluded from this Related Person Transactions Policy.

If a related person transaction would be required to be disclosed, the Related Person Transactions Policy requires that the transaction be submitted to the Company’s Nominating and Corporate Governance Committee for approval or ratification. If the Nominating and Corporate Governance Committee determines that the transaction should be considered by the Board of Directors, it will be submitted for consideration by all disinterested members of the Board (the Reviewing Directors). In determining whether to approve or ratify a related person transaction, the Nominating and Corporate Governance Committee and/or the Reviewing Directors will consider all factors that are relevant to the transaction, including:

•	The size of the transaction and the amount payable to a related person;

•	The nature of the interest of the related person in the transaction;

•	Whether the transaction may involve a conflict of interest; and

•	Whether the transaction involves the provision of goods or services to the Company that are also available from unaffiliated third parties and, if so, whether the terms of the transaction are at least as favorable to the Company as would be available in comparable transactions with unaffiliated third parties.

The Company’s Related Person Transactions Policy was formally codified in a written document in July 2010. In 2013, no transaction was identified as a related person transaction and, therefore, no transaction was referred to the Board or any Committee of the Board for review.

Risk Management

The Board of Directors has an active role in overseeing effective management of the Company’s risks and regularly reviews information regarding the Company’s credit, liquidity, cash flow and business operations, including any associated risks. The Board conducts an annual, in-depth review of the Company’s business, which includes detailed analysis and consideration of strategic, operational, financial, competitive, compliance and compensation risk areas. Although the Board as a whole has responsibility for risk oversight, each Board Committee addresses relevant risk topics as part of its Committee responsibilities. The Committees oversee the Company’s risk profile and exposures relating to matters within the scope of their authority and provide periodic reports to the full Board about their deliberations and recommendations. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and its overall compensation philosophy.

Historically, in an ongoing effort to manage risk, Brunswick has maintained a level of financial prudence associated with its compensation programs, which it plans to continue. In assessing whether risks arising from Brunswick’s compensation programs or policies were reasonably likely to have a material adverse effect on the Company, senior management reviewed the Company’s compensation programs and practices for all employees, the potential risk exposure presented by those programs and practices, and the factors, tools and processes that mitigate those risks. As part of its 2013 review, management considered the compensation arrangements currently in place for employees and officers, and following this review, management determined, and the Compensation Committee agreed, that none of Brunswick’s compensation programs or policies creates risks that are reasonably likely to have a material adverse effect on the Company.

As part of this review, management presented a summary to the Company’s Compensation Committee for discussion. The summary listed each compensation program and policy applicable to the various groups of Brunswick employees and officers, the potential risks presented by that program or policy and the risk mitigation tools or processes employed by the Company to mitigate the related risks.

The compensation programs and policies covered by the summary included payments in the forms of base salaries, annual incentive compensation and equity-based awards. The risk mitigation tools covered by the summary included the following: (1) the plans were capped at maximum payout levels that, while creating incentives for superior business performance, were not so great as to entice undue risk-taking; (2) the performance metrics to achieve above-target payouts under the plans were not unduly leveraged (that is, small increments of above-target performance would not result in disproportionate increases in calculated plan bonus amounts); and (3) the plans contain negative discretion provisions that can be (and have been) exercised to reduce or eliminate calculated payout results. This mechanism places final control of plan payouts with the Company’s Board of Directors.

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In addition to senior management’s review, members of Brunswick’s Human Resources Department conduct an annual assessment of all executive and non-executive incentive plans to ensure that they are aligned with the Company’s strategic business objectives. In 2013, in addition to its standard review process, Brunswick’s Human Resources representatives conducted a full review of the potential risks associated with the Company’s incentive plans and engaged in the following analysis:

•	Identify the metrics governing each incentive-based compensation program;

•	Assess the performance metrics of the incentive programs to ensure that they are consistent with the Company’s short-term and long-term goals;

•	Review the potential range of payouts pursuant to the plans to confirm that payouts are reasonable in relation to the economic gain associated with achievement of the metrics;

•	Ensure that the plans establish maximum payout amounts, or caps, for the calculation of payments, as appropriate; and

•	Verify that the Company’s management team and/or the Board of Directors retain the right to modify, suspend and/or terminate the plans and corresponding payouts without prior notice.

The Human Resources representatives considered all of the foregoing information, specifically assessing each of the Company’s incentive plans to identify any provisions that might cause employees to act in a manner that would create risks that are reasonably likely to have a material adverse effect on the Company. No such provisions were identified.

In addition, the Compensation Committee engages in a comprehensive annual review of the Brunswick Performance Plan (BPP), the Company’s primary annual incentive plan, and its performance measures. The Compensation Committee assesses the BPP in conjunction with the Company’s overall strategic business objectives, as well as its forecast and budget. In 2013, the Committee also assessed each of the Company’s compensation programs, ensuring that they were consistent with and aligned with Brunswick’s short- and long-term business objectives. The Compensation Committee reviewed the 2013 BPP and determined that its plan design would effectively encourage employees to engage in appropriate and responsible behavior without unnecessary risk-taking that could have a negative impact on the Company. In addition, the BPP contains a negative discretion clause that expressly empowers the Compensation Committee to limit or reduce the BPP payout under the BPP’s formula, based on extenuating circumstances and business outlook.

The majority of Brunswick’s non-executive incentive plans adopt the BPP’s performance metrics, ensuring that the plans encourage and reward appropriate behavior throughout the organization. For those few incentive plans at the division level that do not mirror the BPP, Brunswick management performs a similar analysis of the plans on an annual basis in order to identify and remediate any potential negative behaviors that might result.

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Stock Held by Directors, Executive Officers and Principal Shareholders

Each director and nominee for director, each executive officer listed in the Summary Compensation Table, and all directors and executive officers as a group, owned the number of shares of Brunswick Common Stock set forth in the following table, with sole voting and investment power except as otherwise indicated:

Name of Individual or Persons in Group	Number of Shares Beneficially Owned as of March 4, 2014		Percent of Class
Nolan D. Archibald	74,584	(1)	*
Nancy E. Cooper	1,099		*
Cambria W. Dunaway	19,649	(1)	*
David C. Everitt	3,763	(1)	*
Manuel A. Fernandez	69,923	(1)	*
David V. Singer	829	(1)	*
Ralph C. Stayer	28,341	(1)	*
J. Steven Whisler	39,560	(1)	*
Roger J. Wood	8,401	(1)	*
Lawrence A. Zimmerman	68,074	(1)	*
Dustan E. McCoy	1,151,609	(2)	1.2%
William L. Metzger	229,562		*
Mark D. Schwabero	253,030	(2)	*
Andrew E. Graves	276,576	(2)	*
B. Russell Lockridge	33,850	(2)	*
All directors and executive officers as a group	2,676,179	(2)	2.9%
*	Less than 1 percent
(1)	Includes the following shares of Brunswick Common Stock issuable to non-employee directors, receipt of which has been deferred until the date of the director’s retirement from the Board: Mr. Archibald 72,505 shares, Ms. Dunaway 2,637 shares, Mr. Everitt 3,763 shares, Mr. Fernandez 69,923 shares, Mr. Singer 452 shares, Mr. Stayer 14,441 shares, Mr. Whisler 32,492 shares, Mr. Wood 8,336 shares and Mr. Zimmerman 65,465 shares.
Excludes 57,764 shares of Brunswick Common Stock issuable to Mr. Stayer, receipt of which has been deferred. Mr. Stayer will be entitled to receive these deferred shares in predetermined installments, which will commence at varying times in accordance with his election following his retirement from the Board of Directors.
None of these shares has been pledged as security.

(2)	Includes the following shares of Brunswick Common Stock issuable pursuant to stock options exercisable within 60 days of March 4, 2014: Mr. McCoy 823,900 shares, Mr. Metzger 157,775 shares, Mr. Schwabero 199,650 shares, Mr. Graves 219,350 shares, Mr. Lockridge 12,000 shares, and all executive officers as a group 1,701,471 shares.
Includes the following shares of Brunswick Common Stock held by the Brunswick Savings Plan as of December 31, 2013: Mr. McCoy 101 shares, Mr. Metzger 1,085 shares and all executive officers as a group 4,096 shares.
Excludes the following shares of Brunswick Common Stock issuable to officers, receipt of which has been deferred: Mr. McCoy 180,344 shares, Mr. Schwabero 571 shares, and all executive officers as a group 183,316 shares. These officers will be entitled to receive these deferred shares in predetermined installments which will commence at varying times, in accordance with each officer’s individual election.
None of these shares has been pledged as security.

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Those shareholders known to Brunswick to beneficially own more than 5 percent of Brunswick’s outstanding Common Stock are:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of December 31, 2013		Percent of Class
FMR LLC and certain of its affiliates	10,047,886	(1)	11.05%
82 Devonshire Street
Boston, MA 02109
BlackRock, Inc.	7,693,713	(2)	8.50%
40 East 52nd Street
New York, NY 10022
T. Rowe Price Associates, Inc.	7,489,020	(3)	8.20%
100 E. Pratt Street
Baltimore, MD 21202
The Vanguard Group, Inc.	5,833,841	(4)	6.41%
100 Vanguard Blvd.
Malvern, PA 19355
(1)	This information is based solely upon a Schedule 13G/A filed by FMR LLC (FMR) with the SEC on February 14, 2014. The FMR reporting entities include Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, that is the beneficial owner of 8,251,878 shares or 9.07% of the Common Stock outstanding at December 31, 2013, and Edward C. Johnson 3d and members of his family. FMR has sole voting power over 1,427,860 shares and sole dispositive power over 10,047,886 shares or 11.05% of the Common Stock outstanding at December 31, 2013.

(2)	This information is based solely upon a Schedule 13G/A filed by BlackRock, Inc. (BlackRock) with the SEC on January 17, 2014. BlackRock has sole voting and dispositive power over 7,693,713 shares or 8.50% of the Common Stock outstanding as of December 31, 2013.

(3)	This information is based solely upon a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (T. Rowe Price) with the SEC on February 12, 2014. T. Rowe Price has sole voting power over 984,100 shares and sole dispositive power over 7,489,020 shares or 8.20% of the Common Stock outstanding at December 31, 2013. T. Rowe Price informed the Company that these securities are owned by various individual and institutional investors which T. Rowe Price serves as an investment advisor with power to direct investments and/ or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	This information is based solely upon a Schedule 13G/A filed by The Vanguard Group, Inc. (Vanguard) with the SEC on February 6, 2014. Vanguard has sole voting and dispositive power over 5,711,060 shares and shared dispositive power over 5,833,841 shares or 6.41% of the Common Stock outstanding as of December 31, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Brunswick’s directors, executive officers and beneficial owners of more than 10 percent of Brunswick Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based on a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, the Company believes that all forms were filed in a timely manner during 2013.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes Brunswick’s overall executive compensation policies and practices and specifically analyzes the total compensation for the named executive officers (NEOs). The NEOs are:

•	Dustan E. McCoy – Chairman and Chief Executive Officer

•	William L. Metzger – Senior Vice President and Chief Financial Officer

•	Mark D. Schwabero – Vice President & President – Mercury Marine

•	Andrew E. Graves – Vice President & President – Boat Group

•	B. Russell Lockridge – Vice President and Chief Human Resources Officer

•	Peter B. Hamilton – Former Senior Vice President and Chief Financial Officer (retired effective March 1, 2013)

The compensation metrics discussed in this Compensation Discussion and Analysis do not include those applicable to Mr. Hamilton’s 2013 compensation.

Business Highlights

In 2013, the Company successfully navigated through variability in markets and business conditions, which resulted in the fourth consecutive year of strong improvement in operating earnings. Despite global economic challenges, the Company looked to achieve the following objectives in 2013:

•	Deliver revenue growth;

•	Experience strong increases in operating earnings as well as maintain strong gross margins achieved in 2012; and

•	Continue to generate strong free cash flow, retire debt and make significant contributions into the Company’s defined benefit pension plans in pursuit of fully funding these plans.

Achievements against the Company’s objectives in 2013 were as follows:

Deliver revenue growth:

•	Ended the year with a 5 percent increase in net sales when compared with 2012, despite unfavorable retail demand trends in certain marine segments, due to the following:

–	Favorable demand environment in the aluminum and fiberglass outboard boat and engine markets with increased sales in outboard engine products, such as the 150 horsepower FourStroke, the Verado engine family and engines in the 75 to 115 horsepower range; and

–	Increased sales in the marine service, parts and accessories businesses reflecting contributions from new products, market share gains and stable boat participation;

•	Fitness segment net sales benefited from introductions of new products as well as strong gains in international markets and growth in sales to U.S. health club and hospitality customers; and

•	International sales for the Company increased 2 percent in 2013 when compared with 2012, primarily due to increased sales to European and Latin American markets.

Experience strong increases in operating earnings as well as maintain strong gross margins achieved in 2012:

•	Reported operating earnings of $304.2 million in 2013 compared with operating earnings of $264.1 million in 2012 and $213.7 million in 2011;

•	Increased investment spending to support long-term growth initiatives was partially offset by continuing successful cost reduction actions, achieving operating efficiency improvements and realizing the benefits from restructuring activities; and

•	Improved gross margins 70 basis points in 2013 when compared to 2012.

Continue to generate strong free cash flow, retire debt and make significant contributions into the Company’s defined benefit pension plans in pursuit of fully funding these plans:

•	Operating cash flows from continuing operations totaled $204.8 million during 2013, benefitting from improved operating results, partially offset by cash used for changes in certain current assets and current liabilities;

•	Selectively increased capital expenditures to support strategic and growth initiatives and for profit-maintaining investments;

•	Generated strong free cash flow in 2013 which enabled the Company to reach its debt reduction targets and will allow for funding of future investments in growth;

•	Reduced debt balances by $112.0 million as well as the average interest rate on outstanding debt, which lowered interest expense by $24.2 million;

•	Contributed $53.8 million to the Company’s defined benefit pension plans, which along with an increase in the discount rate and strong investment returns, contributed to the reduction of the unfunded obligation of approximately $200 million at December 31, 2013 and brought the aggregate funded status of qualified pension plans to approximately 79 percent; and

•	Ended the year with $369.2 million of cash and marketable securities, a net reduction of $59.5 million.

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Deliver Strong Return to Shareholders:

Brunswick’s compensation plans are intended to support its strategic focus and reward Company performance. Brunswick’s compensation philosophy is to encourage and reward the creation of sustainable, long-term shareholder value. From a shareholder perspective, Brunswick performed exceptionally well as illustrated in the one and three year total shareholder returns (TSR) of 58.7 percent and 147.6 percent respectively. The table below highlights Brunswick’s stock price history over a ten year period:

*	Note that Brunswick paid no bonuses in 2008 and paid reduced bonuses for 2009, 2010 and 2011.

Consideration of 2013 Executive Compensation Vote

At its 2013 shareholder meeting, the Company received overwhelming shareholder approval of its “say on pay” proposal (98.3 percent of votes were cast for the proposal). The Company was pleased with this significant vote of confidence in its pay practices and no changes were made to the Company’s compensation programs directly as a result thereof. Nevertheless, the Company did make some changes to its compensation programs in 2013 to further reinforce the Company’s pay for performance philosophy and align management compensation with shareholder interests.

Specifically, as a way to deliver more tax efficient compensation to eligible participants, the Company sought and the shareholders approved an annual incentive plan intended to be compliant with Section 162(m) of the Internal Revenue Code. In addition, the percentage of long-term incentive opportunity awarded to NEOs as performance shares was increased to 50 percent from 33 percent. Finally, the Company conducted its biennial compensation benchmark survey to confirm market positioning and alignment with its overall compensation philosophy. These changes and activities are highlighted in more detail below.

Key Compensation Decisions in 2013

Annual Incentive Plan

At the Company’s 2013 Annual Meeting, shareholders approved the Brunswick Corporation Senior Management Incentive Plan (SMIP), which is designed with the goal of qualifying the annual incentive as “performance-based” for purposes of Section 162(m) of the Internal Revenue Code. For 2013, Earnings Before Interest and Taxes (EBIT) was used as the funding metric under the SMIP. For purposes of distributing the funding earned under the SMIP, the Brunswick Performance Plan (BPP) is used. For 2013, the Company designed the BPP to include divisional EBIT to reward division performance, while still keeping a portion of the award tied to overall Brunswick Earnings Per Share (EPS) and Free Cash Flow (FCF) results. Specifically, the 2013 BPP for the NEOs contained performance measures attributable to each of the four business groups in addition to corporate EPS. Actual performance in 2013 exceeded the performance targets set for the 2013 BPP, and aggregate awards under the plan were paid at approximately 120 percent of target opportunity.

Long-Term Incentives

In 2013, the Company granted performance-based equity in the form of performance shares (Performance Shares) to certain key officers of the Company, including each of the NEOs. For each of the NEOs in 2013, the portion of long-term incentives delivered as Performance Shares was increased to 50 percent of long-term incentive opportunity, with the remaining 50 percent delivered as restricted stock units. The Company believes Performance Shares strengthen its pay-for-performance philosophy and align management’s goals with the Company’s key strategic initiatives.

At the Annual Meeting, the Company will ask shareholders to approve a new long-term incentive plan. For additional information, see Proposal No. 3.

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Overall Philosophy and Objectives of Our Executive Compensation Programs

The overall philosophy of Brunswick’s compensation programs for its NEOs and other senior executives is to encourage and reward the creation of sustainable, long-term shareholder value. Specifically, the Company has identified the following objectives to help realize this goal:

•	Alignment with Shareholders’ Interests - Reward performance in a given year and achievements over a sustained period that are aligned with the interests of our shareholders;

•	Motivate Achievement of Financial and Strategic Goals - Ensure that compensation structure reinforces achievement of business objectives and execution of Brunswick’s overall strategy;

•	Remain Competitive - Attract, retain and motivate the talent required to ensure Brunswick’s continued success; and

•	Reward Superior Performance - Reinforce Brunswick’s pay-for-performance culture.

Compensation Design Principles

In support of the objectives identified above, the framework of Brunswick’s executive compensation programs incorporates the following compensation design principles:

Focus on the Creation of Long-Term Shareholder Value

Brunswick’s senior executives are responsible for achieving long-term strategic goals. Accordingly, compensation is weighted towards rewarding long-term value creation for shareholders. For Mr. McCoy, approximately 65 percent of targeted total compensation is based on long-term performance, and for our other NEOs, it is approximately 46 percent. For Mr. McCoy, approximately 21 percent of targeted total compensation is based on annual performance against established performance criteria, and for our other NEOs it is approximately 27 percent. The balance consists of base salary (14 percent for Mr. McCoy and 27 percent for the other NEOs).

Our emphasis on long-term shareholder value creation is best illustrated in the following chart, which shows the portion of total targeted compensation that is attributable to our long-term incentive compensation and the portion attributable to other key elements of our compensation programs. As shown in the chart, long-term incentive compensation accounts for the largest percentage of overall compensation when compared to base salary and annual incentives (bonus). In addition, as a result of the compensation structure, a majority of senior executive compensation is deemed performance-based or “at risk”, with such amounts constituting approximately 86 percent of Mr. McCoy’s total compensation and approximately 73 percent of total compensation for our other NEOs.

Below is a chart comparing the targeted compensation mix of our CEO and other NEOs:

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WHAT WE DO	WHAT WE DON’T DO
Very high percentage of executive pay is tied to performance	We have no gross-ups (including perks, excise tax)
Executives have performance-based goals which are tied to shareholder return	There are no modified single-trigger or a single-trigger change-in-control severance agreements (we only use double-trigger CIC severance provisions)
We target median compensation levels, and review market data, of our peer group when making executive compensation decisions	All of our equity plans expressly forbid option repricing without shareholder approval
We apply strict share ownership guidelines to NEOs	All of our active equity plans expressly forbid exchanges of underwater options for cash
We disclose complete information on the annual incentive plan	We do not allow hedging of shares
We require vested shares from our equity compensation programs to be held until share ownership guidelines met	We do not allow pledging of shares
We consider, and attempt to mitigate, risk in our compensation program	We do not use employment agreements for NEOs
We use an independent compensation consultant	We do not pay dividends or dividend equivalents on unearned performance shares
We have an established clawback policy

Provide Incentives for Achievement of the Company’s Goals

In addition to achieving Brunswick’s long-term and strategic goals, the Company’s senior executives are charged with the responsibility for meeting the Company’s financial and operational goals. As a result, the Company has linked executive compensation to business performance by establishing measurable business metrics against which performance is measured, and which have been determined by the Board of Directors to be important to Brunswick’s key stakeholders.

The Company establishes variable compensation targets (including individual BPP targets) for NEOs and other employees, with reference to peer median total direct compensation (base salary plus bonus plus long-term incentive) minus base salary. This amount is then split between annual and long-term incentives at a ratio that the Compensation Committee feels is appropriate for a company like Brunswick.

Annual incentive metrics are based on a combination of division and overall Brunswick results. Long-term incentives are based on Brunswick’s consolidated results and share price.

Competitive Compensation

Brunswick recognizes that in order to attract and retain the level of talent that is essential to achieving its established objectives, it must maintain a competitive executive compensation program.

Each year, Frederic W. Cook & Co., Inc., the Committee’s independent compensation consultant, provides a detailed analysis regarding proposed compensation levels for the CEO. For all other NEOs, Brunswick assesses the competitiveness of executive compensation every two years using survey data purchased from Aon Hewitt, which shows the executive compensation practices of a peer group of 17 publicly-traded companies with annual revenue levels comparable to Brunswick’s. Brunswick’s target pay mix and total compensation opportunities are designed to approximate the median of this peer group. In 2013, the Company completed the competitive benchmark assessment which confirmed that, on average, Brunswick’s target total compensation (base salary, annual bonus and long-term incentives) for the senior management positions, including the NEOs, approximates the median of competitive practice. Criteria used to identify the peer group include:

•	Size: Companies with revenues that generally range from one-half to two times Brunswick’s total annual revenue.

•	Business Focus: Publicly-traded manufacturing companies.

•	Consistency: The peer group should be relatively stable. Companies historically have been eliminated if they no longer participated in the Aon Hewitt survey, were acquired, or if their revenue exceeded two times Brunswick’s revenue.

Brunswick’s current peer group consists of the following companies:

• BorgWarner	• Curtiss-Wright	• Harley-Davidson	• Leggett & Platt	• SPX Corp
• Briggs & Stratton	• Dana Holding	• Hasbro	• Mattel	• Tenneco
• Crane	• Flowserve Corp	• Jarden Corp	• Polaris Industries	• Timken
	• Gardner Denver		• Snap-On Tools

Consistent with past practice, Brunswick assessed the appropriateness of the current peer group during 2013.

Brunswick is the largest publicly-traded company in the marine industry, with total revenues approximately 23 times those of the only other publicly-traded boat manufacturer (Marine Products) as of December 31, 2013. As a result, there are no direct competitors in the compensation peer group.

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Internal Equity

Brunswick establishes compensation ranges for positions with similar characteristics and scope of responsibility, including NEO positions, even if such ranges differ somewhat from comparable positions at companies in our peer group. Balancing competitiveness with internal equity helps support management development and movement of talent throughout Brunswick’s worldwide operations. Differences in actual compensation between employees in similar positions result from individual performance, future potential and division financial results. This effort also helps Brunswick promote talented managers to positions with increased responsibilities and provides meaningful developmental opportunities.

Reward Corporate, Division and Individual Performance

Recognizing corporate, division and individual performance in compensation helps reinforce the importance of working together and furthers Brunswick’s pay-for-performance philosophy. For 2013, Brunswick funded incentives for all participants based on the achievement of corporate and division performance goals and allocated incentives based on individual contributions.

For those NEOs with division responsibility, incentives were focused on the financial performance of their divisions, but also included a significant portion tied to overall corporate results.

Managing Compensation in Cyclical Industries

Brunswick has a strong pay-for-performance culture and strives to establish consistent incentive performance targets and awards despite the cyclical nature of the industries in which it competes. Historically, the marine industry has tended to be negatively affected early in economic downturns and has lagged behind other industries during periods of economic recovery. As a result, Brunswick has experienced significant swings in funding from one performance period to another, and aggregate annual incentive funding, as a percentage of target from 2008 through 2013, ranged from a high of 149 percent of target to a low of 0 percent, with an average of 97 percent of target. For a given year, funding also can vary significantly between divisions and individuals based on performance.

What Is Rewarded?

Brunswick designs NEO compensation to reward achievement of budgeted financial results, namely EPS, EBIT, FCF and Cash Flow Return on Investment (CFROI), Brunswick stock price performance (both absolute and on a relative basis) and individual performance.

Achievement of Targeted Results

Earnings Per Share, Earnings Before Interest and Taxes, Free Cash Flow, and Cash Flow Return on Investment

The Company established the 2013 BPP annual incentive formula to recognize and reward outstanding performance by its divisions. Specifically, the BPP provides that funding is based on the achievement of corporate EPS and corporate FCF objectives, as well as division-specific EBIT. One exception is that for Performance Share recipients, including all NEOs, the corporate results component under the BPP is based solely on EPS performance so as to avoid duplication of performance metrics under the Performance Share award that rewards performance based on the achievement of CFROI, a free cash flow and capital employed metric.

For all other participants, corporate employees’ bonuses in 2013 were weighted 50 percent on overall Brunswick performance (25 percent based on the EPS metric and 25 percent based on the FCF metric) and 50 percent on the EBIT performance of the divisions, with each division representing 12.5 percent of the total. Division participants are also weighted 50 percent on overall Brunswick performance (25 percent based on the EPS metric and 25 percent based on the FCF metric) and 50 percent on their respective division’s EBIT performance. The Compensation Committee believes that EPS, division EBIT and FCF are appropriate measures to be used in our annual incentive plan. Earnings figures, specifically EPS, are widely tracked and reported by analysts and used as a measure to evaluate Brunswick’s performance. Division EBIT is important as it shows each division’s contribution to the Company’s overall earnings performance. Finally, FCF is important because it measures the Company’s cash-generating results and enables the Company to fund investments in future profitable growth initiatives and increase returns to shareholders.

The following chart shows the relative weighting of the performance measures used under the BPP.

	Corporate Results		Division Results
Corporate Performance Share (PS) Participants	50% EPS		Boat Group	12.5% EBIT
			Mercury Marine	12.5% EBIT
			Life Fitness	12.5% EBIT
			Bowling & Billiards	12.5% EBIT
Corporate Non-PS Participants	25% EPS	25% FCF	Boat Group	12.5% EBIT
			Mercury Marine	12.5% EBIT
			Life Fitness	12.5% EBIT
			Bowling & Billiards	12.5% EBIT
Division PS Participants	50% EPS		50% EBIT of their Division
Division Non-PS Participants	25% EPS	25% FCF	50% EBIT of their Division

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Stock Price Appreciation

Stock price appreciation is a significant component of total shareholder return and thus shareholder value creation. Stock price appreciation affects the value of Brunswick’s equity grants, including Stock Appreciation Rights (SARs), Restricted Stock Units (RSUs), and Performance Shares.

Individual Performance

Individual performance is assessed via the Performance Management Process (PMP). The PMP was created to help employees better understand Brunswick and division-specific goals, and to define their role in and contribution towards achieving these goals. The Company believes that the PMP is an effective tool in assessing performance against individual goals.

Once Brunswick and division goals are established, salaried employees (including NEOs) work with their supervisors to set individual goals aligned with the Company’s strategic direction. Employees establish goals for specific initiatives, major responsibilities key to their positions and individual developmental requirements, and their managers identify specific core competencies that employees are expected to achieve. The Chief Executive Officer’s performance is jointly assessed by the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors with input from all members of the Board of Directors. Performance of other NEOs is assessed by the Chief Executive Officer with review by the Compensation Committee.

Individual performance affects base salary increases, annual incentives and equity grant decision-making. As part of the PMP process, managers have the ability to adjust all elements of compensation based on the individual’s attainment of annual goals and performance against critical competencies, which determines the content of the individual’s annual performance review and the overall PMP rating.

Compensation Elements

Brunswick structures its compensation to reflect the Company’s business objectives and compensation philosophy. The particular elements that comprise the Company’s compensation programs for senior executives are summarized below, along with an explanation of why Brunswick selected each compensation element, how the amount and formula are determined, and how decisions regarding that compensation element fit into the Company’s overall compensation objectives and programs.

Base Salary

Base salary is fixed compensation for Brunswick’s NEOs. It is designed to provide a minimum level of pay that reflects each executive’s position and scope of responsibility, leadership skills and individual performance, as demonstrated over time. When establishing an executive’s base salary, the Company also targets the median pay level offered by the companies in its peer group for positions with similar responsibilities and business size. For a company in a cyclical business, such as Brunswick’s marine business, a competitive base salary is important for attracting and retaining the executives needed to lead the business.

Brunswick reviews salaries on an annual basis to ensure they are externally competitive, reflect individual performance and are internally equitable in relation to other Brunswick executives. The Company makes salary adjustments on a periodic basis in response to market practices and to provide merit increases. Additionally, the base salary component serves as the foundation of executives’ total pay, as incentives and benefits are generally computed as a function of base salary, which allows the Company to link performance and pay. As illustrated by the following chart, the average merit increase of NEO salary from 2011-2013 was 4.1 percent.

	2011	2012	2013	Avg
McCoy	4.9%	5.3%	5.0%	5.1%
Metzger	3.6%	0.0%	0.0%	1.2%
Schwabero	11.3%	0.0%	12.4%	7.9%
Graves	3.5%	0.0%	6.7%	3.4%
Lockridge	4.1%	0.0%	4.9%	3.0%
				4.1%

Annual Incentive Plan

Brunswick’s annual incentive plan, the BPP, is the primary compensation element used to reward accomplishments against established business goals within a given year.

Brunswick sets the BPP target funding based on planned performance for the year, as approved by the Board of Directors. The Plan limits funding to no more than 200 percent of target funding, with the Compensation Committee approving amounts within a range from 0 percent to 200 percent based on its review of the Company’s performance against pre-established targets. Target funding is equal to salary paid in the year multiplied by the target percentage for each participant. For 2013, the percentage of salary targets under the BPP for NEOs ranged from 100 percent to 150 percent.

The Company determines individual awards using: overall funding as approved by the Compensation Committee; the individual’s pro-rata portion of approved funding as adjusted for individual performance; and other factors deemed to be relevant. For 2013, the Compensation Committee approved payouts ranging from 81 percent to 156 percent of target opportunity. The performance measures required to support funding at 100 percent of target opportunity for all NEOs in 2013 were earnings per share of $2.33 and the following internal EBIT target levels for the business units: Mercury: $249.5 million; Boat Group: $14.5 million; Life Fitness: $105.0 million; and Bowling & Billiards: $34.0 million.

The BPP plays an important role in the Company’s overall compensation structure, as it signals “what is important” and “what is expected” for the year from the standpoint of corporate, division and/or individual results. Additionally, the BPP serves to focus executives on achieving current objectives, which are deemed necessary to attain long-term goals, and it establishes appropriate performance and annual incentive relationships by rewarding divisions and individuals within those units for actual performance.

Long-Term Incentives

The cyclical nature of the marine industry affects the design of Brunswick’s long-term incentives. For example, the ability to set multi-year performance goals under a long-term incentive program is difficult, given external market uncertainty, pressures and volatility. Prior to 2010, SARs were identified as the sole award used to provide annual long-term incentive opportunities to

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better align the interests of management with those of shareholders. Starting in 2010, Brunswick adjusted its long-term incentive mix to 80 percent SARs and 20 percent RSUs and with further adjustments in 2011 to 70 percent SARs and 30 percent RSUs and in 2012 with the introduction of Performance Shares to one-third SARs, one-third RSUs and one-third Performance Shares. To reinforce the use of performance-based compensation, effective for the 2013 annual grant, certain senior executives, including the NEOs, had 50 percent of their long-term incentive opportunity delivered in Performance Shares and the balance in RSUs, with this distribution continuing for 2014. This progressive transition to incorporate RSUs and Performance Shares into the Company’s long-term incentive program was designed to better align the Company’s incentive program with competitive pay practices and to reinforce pay for performance and an element of retention due to the three-year cliff vesting schedule for RSUs and the cyclicality of Brunswick’s business. The progression from 2010 through 2014 of the Company’s mix of long-term incentives for the NEOs is shown on the graph below.

Performance Shares

In order to strengthen the Company’s pay for performance philosophy and to better align with competitive practice, in 2013, the Company granted all the NEOs Performance Share awards. The 2013 Performance Shares are earned based on achievement of CFROI targets over a 12-month period with an additional two year vesting period. Payout of 50 percent to 150 percent of the target Performance Share award opportunity is based solely on performance against the CFROI criteria, with no payout if performance is below the threshold. The CFROI target required to support funding at 100 percent of target opportunity for all NEOs in 2013 was 12.4 percent. Based on 2013 performance against CFROI targets, the Compensation Committee approved an initial share determination of 116 percent of target opportunity. The final payout at the end of the three-year period may be increased or decreased by 20 percent based on Brunswick’s three-year TSR performance against the TSR of certain companies in the Global Industry Classification Standard (GICS) “Leisure Products” sub-industry. Performance in the bottom quartile against the GICS comparator group reduces the Performance Share award payout by 20 percent and performance in the top quartile increases the Performance Share award payout by 20 percent. Performance between the 25th and 75th percentile of the GICS comparator group results in no modification of the award payout. The design of the 2013 Performance Share award has multiple benefits, including focusing management on the success of key strategic initiatives via the CFROI metric, providing an element of retention via the additional two year vesting period and strengthening the alignment with shareholder interests with the TSR modifier at the conclusion of the three-year performance period.

The design of the 2014 Performance Share award is similar to that of 2013.

Other Long-Term Incentives

In addition to Performance Shares, Brunswick currently utilizes RSUs. Brunswick believes that RSUs are an important component of its compensation structure because each award increases linkage to shareholders’ interests by rewarding stock price appreciation and tying wealth accumulation to performance. Additionally, RSUs help to reinforce team performance, encourage senior executives to focus on long-term performance, and function as a retention incentive through the vesting period. Past long-term incentive awards have included SARs. Neither the existing 2003 Stock Incentive Plan nor the proposed 2014 Stock Incentive Plan permit the “re-pricing” of stock options or SARs, including the cancellation of underwater stock options or SARs for cash or another award, without the approval of our shareholders. Although Brunswick believes SARs are an effective way to align executives with the shareholders, Brunswick did not grant SARs in 2013 or 2014 and has, rather, granted additional Performance Shares to better reinforce the Company’s pay-for-performance philosophy.

The size of long-term incentive awards for NEOs are based on multiple factors:

•	Peer median total direct target compensation minus target cash compensation (base salary plus individual BPP target cash incentive targets). This determines a reference point for the dollar value of the total equity grant target and is consistent with targeting median pay for consistently solid Company and individual performance.

•	Grant size is based on a fixed dollar target that is established every two years when competitive peer compensation information is updated. The actual share award amounts for each NEO are determined using a Black-Scholes-Merton valuation for SARs, a Monte Carlo valuation for Performance Shares and the Company’s stock price on the date of the grant for RSUs.

Share Ownership Requirements

In order to ensure continual alignment with its shareholders, Brunswick maintains share ownership requirements for its officers. This share ownership policy calculates minimum required ownership levels as a multiple of the officer’s base salary.

The current share ownership requirements are as follows:

Tier	Management Level	Ownership Requirement
I	Chief Executive Officer	5.0 times salary
II	Large Group Presidents	3.0 times salary
and Chief Financial Officer
III	Other Executive Officers	2.0 times salary
IV	Other Officers	1.0 times salary

Officers not meeting the ownership requirements will be required to retain shares having a value equal to 50 percent of the after-tax profit from the Common Stock acquired under our equity plans. For purposes of calculating compliance with the requirements, “shares owned” include shares directly owned, shares owned by immediate family members residing in the same household, shares held in trust, share equivalents

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held in the Company’s tax-qualified defined contribution plans and deferred compensation plans, and RSUs. Unexercised stock options and SARs and outstanding Performance Shares do not count as “shares owned.” For those officers approaching retirement, ownership requirements will be reduced as follows: 80 percent of target for those age 63; 60 percent of target for those age 64; and 50 percent of target for those age 65 and above.

The Compensation Committee reviews compliance with these share ownership requirements on an annual basis, with all NEOs currently in compliance with the stated requirements.

Clawbacks

The Compensation Committee can require the repayment of all or a portion of previous BPP awards as deemed appropriate by the Compensation Committee in the event of misconduct that causes a restatement of financial results. In addition, for those who have entered into Terms and Conditions of Employment with Brunswick, including each of the NEOs, the Compensation Committee has expanded the types of payments recoverable by the Company in the event of a violation of the restrictive covenants set forth in the Terms and Conditions of Employment to include any severance payments received by the executive and any gain realized as a result of the exercise or vesting of equity awards beginning 12 months prior to termination.

Anti-Hedging and Anti-Pledging Policy

No director, NEO or other employee may engage in hedging or monetization transactions or similar arrangements with respect to Common Stock, including the purchase or sale of puts, calls, or options on Common Stock (other than options granted by Brunswick), or the use of any other derivative instruments to hedge or offset any decrease in the market value of the Common Stock. In addition, no director, NEO or other employee may pledge Common Stock as collateral.

Post-Employment Compensation

Post-employment compensation elements that are not currently offered to salaried employees in general are summarized below.

Supplemental Pension Plan

Of the NEOs, only Mr. Hamilton and Mr. Metzger participate in, or have a balance in, the non-qualified defined benefit retirement plan (the Supplemental Pension Plan). Effective December 31, 2009, the Company froze the Supplemental Pension Plan and ceased all benefit accruals. Participation thereafter in any supplemental pension benefit has been through the Brunswick Restoration Plan.

The Supplemental Pension Plan ensures that employees with covered compensation or pension benefits above Internal Revenue Service (IRS) qualified defined benefit plan limits receive the full amount of their intended pension benefits. Pursuant to the Supplemental Pension Plan, the Company pays, on a non-qualified basis, the difference between an employee’s earned defined benefit pension and that permissible by IRS qualified limits. The Supplemental Pension Plan provides a retirement benefit that is consistent with those who are not affected by the IRS compensation and benefit limits and reflects an individual’s full career and covered pay earned.

Brunswick Restoration Plan

All NEOs participate in the Brunswick Restoration Plan. The Restoration Plan ensures that employees with covered compensation or retirement plan contributions above IRS qualified defined contribution plan limits receive the full amount of their intended retirement benefits. If an employee elects to participate in the Restoration Plan, 401(k) contributions and Brunswick’s match of these contributions above the IRS limit are credited to this plan. In addition, Brunswick’s variable retirement contributions for eligible employees are automatically credited to their Restoration Plan accounts. This is a non-qualified plan.

The Restoration Plan provides a retirement benefit consistent with that of employees who are not affected by the IRS compensation and benefit limits.

The 2005 Elective Deferred Incentive Compensation Plan

Mr. McCoy, Mr. Lockridge and Mr. Schwabero currently maintain a balance within the 2005 Elective Deferred Incentive Compensation Plan. The 2005 Elective Deferred Incentive Compensation Plan provided eligible employees the opportunity to save in a tax-deferred manner. In 2008, the Company suspended participation in the plan. The Compensation Committee will continue to assess the competitive and regulatory landscape to determine if future enrollment in this plan is warranted.

The 2005 Automatic Deferred Compensation Plan

The 2005 Automatic Deferred Compensation Plan defers payment of certain compensation that would otherwise be non-tax-deductible to Brunswick by reason of Section 162(m) of the Internal Revenue Code until six months after employment ends. The 2005 Automatic Deferred Compensation Plan preserves Brunswick’s ability to take a tax deduction for senior executives’ compensation. Senior executives are required to defer receipt of non-deductible compensation in excess of $1.5 million in order to limit non-deductible compensation under Section 162(m) of the Internal Revenue Code. Financial returns on required automatic deferrals are based on either: (i) an interest rate equal to the greater of the prime rate at J.P. Morgan Chase plus two percentage points, or Brunswick’s short-term borrowing rate; or (ii) securities selected by the participant. The two percentage point increment is used to recognize that the NEO defers the receipt of earned compensation until sometime in the future, typically upon retirement or other termination of employment. Mr. McCoy is currently the only participant who has automatic deferrals under this plan.

Split-Dollar Life Insurance Replacement

Of the NEOs, only Mr. McCoy, Mr. Metzger and Mr. Lockridge have Split-Dollar Life Insurance replacement policies (Replacement Policies). The Replacement Policies provide an insured death benefit and allow for capital accumulation. The Sarbanes-Oxley Act of 2002 prohibits loans to executive officers, and as a result of this loan prohibition, combined with changes in taxation of

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split-dollar life insurance, Brunswick restructured the Replacement Policies in 2004 such that the net present value cost to Brunswick did not increase. Although the Company continues to cover the costs of the Replacement Policies, the executives are now responsible for the actual payment of the annual premiums and keeping their policies current.

Pre-2003 loans on these policies were grandfathered under Sarbanes-Oxley and remain outstanding. The loans must be repaid to Brunswick at the scheduled rollout date or upon death (whichever occurs first) per the terms of the Split Dollar agreement. Executives with split-dollar life insurance replacements do not receive Company-provided basic life insurance coverage. With respect to Mr. Hamilton, his split dollar arrangement was terminated in 2012 pursuant to its terms, at which point the Company recovered its interest in the policy and no longer has any further interest, claims or obligations under the policy. Executives hired since 2003 receive basic life insurance coverage under the same terms as other salaried employees, except that the Company continues a life insurance policy for Mr. Schwabero that was provided by his former employer.

Terms and Conditions of Employment

All NEOs maintain agreements setting forth their terms and conditions of employment (Agreements). The Agreements memorialize the “at will” nature of the employment relationship, and describe each executive’s duties, compensation, benefits, and perquisites. Additionally, the Agreements consolidate the restrictive covenants that exist during and after employment (e.g., non-competition, confidentiality, non-solicitation). Finally, the Agreements establish and limit the compensation and benefits to which an executive is entitled in the event of termination.

Brunswick believes that offering Agreements to its executives helps to ensure the retention of executive experience, skills, knowledge, and background for the benefit of the Company, and the efficient achievement of the Company’s long-term goals and strategy. Additionally, the Agreements reinforce and encourage the executives’ continued attention and dedication to duties without the distraction arising from the possibility of a Change in Control. The Agreements do not provide excise tax gross-ups.

Perquisites

Certain benefits are extended to NEOs but are not offered to salaried employees in general. These programs help NEOs enhance their understanding of Brunswick products, protect their physical health and maximize their productivity.

Executive Product Program

The product program is designed to encourage the use of Brunswick products to enhance understanding and appreciation of Brunswick’s businesses and identify product and business development opportunities. The program provides a product allowance equal to $30,000 for all participants. The Company does not reimburse the participant for the tax liability associated with the program. The allowance may be applied toward the purchase of Brunswick products at the discounted rates established pursuant to the Brunswick Employee Purchase Program, which is available to all Brunswick employees, as well as any freight costs, parts and accessories, service fees and other expenses related to the ownership of the Brunswick products purchased.

Executive Physical Program

Brunswick provides a physical examination program to senior executives that is intended to protect the health of such executives and Brunswick’s investment in its leadership. Senior executives are required by the Compensation Committee to have an annual physical examination and, as part of this program, they have immediate access to healthcare providers.

Personal Aircraft Use

The Chairman and Chief Executive Officer may use company aircraft for personal use. This benefit allows for the effective use of the Chairman and Chief Executive Officer’s limited personal time.

Determining Executive Compensation

Decisions with respect to specific BPP awards, equity awards and base salary increases for the current year are normally made at the first Board meeting of each year. At this meeting, decisions are also made by the Compensation Committee and the Board of Directors with respect to the prior year’s performance and BPP funding. Base salary increases are generally effective as of the first full pay period in April.

Equity grant terms and conditions and grant size for NEOs and other senior executives are reviewed and approved by the Compensation Committee at this first meeting of the year, which is generally held following Brunswick’s public disclosure of its financial results for the prior year.

Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee reviewed and discussed this Compensation Discussion and Analysis with management.

Based on that review and discussion, the Human Resources and Compensation Committee recommended to the Board of Directors of Brunswick Corporation that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and the Company’s Proxy Statement to be filed in conjunction with the Company’s 2014 Annual Meeting.

J. Steven Whisler, Chair
 David C. Everitt
Manuel A. Fernandez

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2013 Summary Compensation Table

The table below summarizes the total compensation earned by each of the Company’s named executive officers (NEOs) for the years ended December 31, 2013, 2012, and 2011.

							Change in Pension
							Value and Non-
						Non-Equity	qualified Deferred
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Incentive Plan Compensation(4)	Compensation Earnings(5)	All Other Compensation(6)	Total
Dustan E. McCoy	2013	$1,036,539	$-	$4,900,084	$-	$1,900,000	$134,678	$498,519	$8,469,820
Chairman and Chief	2012	986,538	-	2,676,935	1,333,967	1,619,000	136,785	354,949	7,108,174
Executive Officer	2011	938,154	-	1,180,082	2,945,790	2,211,000	37,948	307,304	7,620,278
William L. Metzger(7)	2013	$433,077	$-	$899,557	$-	$490,900	$-	$90,849	$1,914,383
Senior Vice President
and Chief Financial Officer
Mark D. Schwabero	2013	$485,192	$-	$899,557	$-	$700,000	$-	$134,898	$2,219,647
Vice President &	2012	445,000	-	354,115	176,010	583,300	-	137,967	1,696,392
President – Mercury	2011	432,885	-	154,944	324,733	655,000	-	109,450	1,677,012
Marine
Andrew E. Graves	2013	$466,923	$-	$899,557	$-	$504,300	$-	$124,999	$1,995,779
Vice President &	2012	445,000	-	354,055	176,010	452,400	-	132,296	1,559,761
President – Boat Group	2011	440,962	-	129,120	324,733	662,000	-	120,648	1,677,463
B. Russell Lockridge	2013	$398,885	$-	$430,402	$-	$471,500	$-	$154,741	$1,455,528
Vice President, Chief	2012	385,000	-	285,826	142,925	421,100	-	153,248	1,388,099
Human Resources	2011	380,962	-	129,120	324,733	572,000	-	119,857	1,526,672
Officer
Peter B. Hamilton(8)	2013	$114,442	$-	$-	$-	$-	$-	$127,965	$242,407
Former Senior Vice	2012	550,000	-	541,474	269,970	752,000	475,887	181,668	2,770,999
President and Chief	2011	545,962	-	243,176	614,673	1,025,000	610,881	271,669	3,311,361
Financial Officer
(1)	The amounts shown in this column constitute actual base salary paid. Annual salaries as of December 31, 2013, were:

McCoy	Metzger	Schwabero	Graves	Lockridge
$1,050,000	$460,000	$500,000	$475,000	$404,000
(2)	The amounts shown in this column constitute the aggregate grant date fair value of restricted stock units and performance shares granted under the 2003 Stock Incentive Plan during the applicable year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 – Compensation – Stock Compensation (FASB ASC Topic 718). For assumptions used in the valuation of such awards, see Note 17 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. If the highest achievement level is attained, the maximum amounts that would be received with respect to the 2013 performance shares, calculated using the December 31, 2013, closing share price are as follows: Mr. McCoy, $5,654,326; Mr. Metzger, $1,036,350; Mr. Schwabero, $1,036,350; Mr. Graves, $1,036,350; and Mr. Lockridge, $497,448. For further information on these awards, see the Grants of Plan-Based Awards table.
(3)	The amounts shown in this column constitute the aggregate grant date fair value of stock-settled stock appreciation rights granted under the 2003 Stock Incentive Plan during the applicable year, computed in accordance with FASB ASC Topic 718. For assumptions used in the valuation of such awards, see Note 17 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. For further information on these awards, see the Grants of Plan-Based Awards table.
(4)	The amounts shown in this column constitute payments made under the annual Brunswick Performance Plan (BPP).
(5)	The amounts shown in this column include:
For Mr. McCoy in 2011, 2012 and 2013, above-market interest paid on required automatic deferrals under the 2005 Automatic Deferred Compensation Plan. Interest earned on investment alternatives selected by the officer is a market rate of return and is therefore not included in this column.
For Mr. Metzger and Mr. Hamilton, the actuarial values of benefits under Brunswick’s Salaried Pension Plan and Supplemental Pension Plan decreased for fiscal year 2013 as a result of an increase in the discount rate used to calculate such value. Based on the calculation, actuarial values of benefits on December 31, 2013 compared to December 31, 2012 decreased as follows:
Name	Plan Name	Present Value of Accumulated Benefit @ 12/31/2012	Present Value of Accumulated Benefit @ 12/31/2013	Change in Pension Value
William L. Metzger	Salaried Pension Plan	$706,797	$640,628	$(66,169)
	Supplemental Pension Plan	$489,679	$421,706	$(67,973)
Peter B. Hamilton	Salaried Pension Plan	$1,132,553	$1,024,568	$(107,985)
	Supplemental Pension Plan	$3,906,696	$3,534,207	$(372,489)

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(6)	The amounts shown in this column include the following for fiscal year 2013:

Defined Contribution Plan Contributions: Brunswick contributions to defined contribution programs, including both qualified and non-qualified programs (to provide for contributions in excess of IRS limits) per the contribution formulas detailed in the Narrative to Non-Qualified Deferred Compensation Table are as follows:
	McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
Qualified	$25,200	$25,200	$25,200	$25,200	$25,200	$25,200
Non-Qualified	$272,874	$43,243	$86,740	$77,993	$65,019	$102,765

Amounts contributed to the qualified plan include company match and a variable retirement contribution of four percent and six percent, respectively, on qualified plan limit earnings.

Product Program: Brunswick provides a product program for Company officers. This program is designed to encourage the use of Brunswick products to enhance understanding and appreciation of Brunswick’s businesses and identify product integration opportunities. Each year, officers are eligible to select products with an aggregate annual value of up to $30,000. The allowance may be applied toward the purchase of Brunswick products at the discounted rates established pursuant to the Brunswick Employee Purchase Program, as well as any freight costs, parts and accessories, service fees and other expenses related to the ownership of the Brunswick products purchased. However, the Company does not reimburse executives for the associated tax liability as a result of the purchases or value received from the program.

The incremental cost of products selected, which is based on the discounted prices established pursuant to the Brunswick Employee Purchase Program, is as follows:

McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
$29,259	$2,554	$8,383	$16,002	$30,000	$-

Life Insurance: The Sarbanes-Oxley Act of 2002 prohibits loans to executive officers. As a result of this loan prohibition, combined with changes in taxation of split-dollar life insurance, Brunswick restructured existing split-dollar life insurance policies in 2004 such that the net present value cost to Brunswick did not increase. Executives are now responsible for payment of annual premiums and keeping their policies current. Annual payments to NEOs in connection with their payment of premiums are:

	McCoy	Lockridge	Metzger
	$38,865	$29,172	$11,980
Policy Maturity Date	07/01/2014	07/01/2014	07/01/2026

These individuals are not provided any life insurance through the Company’s basic life program for employees.

Brunswick pays the annual premium on the continuation of a life insurance policy provided by Mr. Schwabero’s former employer, which was $9,300 for 2013.

Personal Usage of Company Aircraft: Mr. McCoy is permitted to utilize the company aircraft for personal use. The incremental cost to Brunswick for such usage during 2013 was $126,521. This incremental cost to the Company for use of the corporate aircraft is based on the variable operational costs of all flights, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits.

Other Benefits: Each of the NEOs received some or all of the following perquisites and other personal benefits, none of which exceeded $25,000: (a) an annual executive physical examination; and (b) a service providing 24-hour access to immediate healthcare.

There are no tax gross-ups related to any executive benefits.

(7)	Mr. Metzger was not a Named Executive Officer in 2011 and 2012. Therefore, this table does not provide 2011 and 2012 data for him.
(8)	Mr. Hamilton retired from Brunswick effective March 1, 2013. See the Current Report on Form 8-K filed with the SEC on December 4, 2012, for additional information.

2013 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Dustan E. McCoy	1/1/2013	$-	$1,554,807	$3,109,614
	2/4/2013				27,280	68,200	122,760		$2,450,329
	2/4/2013							70,700	$2,449,755
William L. Metzger	1/1/2013	$-	$438,462	$876,924
	2/4/2013				5,000	12,500	22,500		$449,107
	2/4/2013							13,000	$450,450
Mark D. Schwabero	1/1/2013	$-	$485,192	$970,384
	2/4/2013				5,000	12,500	22,500		$449,107
	2/4/2013							13,000	$450,450
Andrew E. Graves	1/1/2013	$-	$466,923	$933,846
	2/4/2013				5,000	12,500	22,500		$449,107
	2/4/2013							13,000	$450,450
B. Russell Lockridge	1/1/2013	$-	$398,885	$797,770
	2/4/2013				2,400	6,000	10,800		$215,572
	2/4/2013							6,200	$214,830
(1)	Consists of threshold, target and maximum awards under the 2013 BPP.
(2)	Consists of performance shares awarded under the 2003 Stock Incentive Plan. Performance shares vest and convert to shares of Brunswick Common Stock at the end of the three-year performance period based on the final plan performance unless the Rule of 70 or Age 62 (as defined on the following page) is met.
(3)	Consists of RSUs awarded under the 2003 Stock Incentive Plan. Awards vest on the third anniversary of the grant date unless the Rule of 70 or Age 62 is met.
(4)	The amounts shown in this column constitute the aggregate grant date fair value of equity awards granted under the 2003 Stock Incentive Plan during 2013, computed in accordance with FASB ASC Topic 718. For assumptions used in the valuation of such awards, see Note 17 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

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Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Equity Compensation Plan Information and Awards

Brunswick granted RSUs and Performance Shares to all NEOs, other than Mr. Hamilton, in 2013 pursuant to the Brunswick 2003 Stock Incentive Plan. RSUs are generally granted annually and typically vest 100 percent on the third anniversary of the grant date. Performance Shares are generally granted annually and, if earned, typically vest 100 percent at the end of a three-year performance period. The terms of the awards reflect the use of the “Rule of 70 or Age 62” (as described below), along with the inclusion of an additional provision that would pro-rate the grant in the event of termination prior to the first anniversary of the date of grant, provided the participant had met the appropriate retirement definition. Providing for a “pro-rated” grant serves to keep the decision about retirement timing independent of the vesting schedule of equity-based compensation. Currently, Mr. McCoy, Mr. Metzger, Mr. Schwabero and Mr. Lockridge are subject to the Rule of 70 or Age 62 provision. Please see the “Other Potential Post-Employment Payments” section for a description of the treatment of equity awards following a termination of employment or a change in control.

Rule of 70 or Age 62

The terms and conditions of SARs, RSUs and Performance Shares each provide for accelerated vesting of the award in certain termination of employment situations upon attainment of either: (i) the sum of the individual’s age plus years of service being equal to or greater than 70; or (ii) age 62 (Rule of 70 or Age 62). Once the Rule of 70 or Age 62 is achieved, and if the employee’s employment is terminated (other than for cause or due to death or permanent disability) the applicable awards are treated as follows:

- SARs - If termination occurs on or after the first anniversary of the grant, vesting continues on the normal vesting schedule. If termination occurs prior to the first anniversary of the grant, a pro-rata portion of the grant will vest pursuant to the normal vesting schedule.

- RSUs - If termination occurs on or after the first anniversary of the grant, all of the award will be distributed three years from grant date. If termination occurs prior to the first anniversary of the grant, a pro-rata portion of the award will be distributed three years from grant date.

- Performance Shares - If termination occurs on or after the first anniversary of the grant, grantee will receive all of the award at the end of the performance period, calculated as if the grantee had remained employed throughout the entire performance period. If termination occurs prior to the first anniversary of the grant, the grantee will receive a pro-rata portion of the award at the end of the performance period.

Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for a detailed description of awards granted to the NEOs during 2013.

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2013 Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding each NEO’s outstanding equity awards as of December 31, 2013. The equity awards in this table consist of stock-settled stock appreciation rights, restricted stock units and performance shares.

	Option Awards(1)						Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested(3)	Market Value of Shares or Units of Stock Held That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Dustan E. McCoy	2/18/2004	12,000	-		$38.36	2/18/2014
	1/31/2005	20,000	-		$46.12	1/31/2015
	2/9/2010	422,250	140,750		$11.08	2/9/2020
	2/8/2011	127,000	127,000		$21.52	2/8/2021
	2/14/2012	25,200	75,600		$23.79	2/14/2022			52,434	$2,415,110
	2/4/2013						70,854	$3,263,535	69,428	$3,197,835
William L. Metzger	2/18/2004	2,000	-		$38.36	2/18/2014
	1/31/2005	5,000	-		$46.12	1/31/2015
	2/14/2006	5,000	-		$39.15	2/14/2016
	2/13/2007	8,000	-		$33.00	2/13/2017
	2/28/2008	25,000	-		$17.06	2/28/2018
	2/9/2009	13,125	-		$3.71	2/9/2019
	5/12/2009	35,000	-		$5.86	5/12/2019
	2/9/2010	32,250	12,750		$11.08	2/9/2020
	2/8/2011	11,500	11,500		$21.52	2/8/2021
	2/14/2012	2,200	6,600		$23.79	2/14/2022			4,642	$213,811
	2/4/2013						13,028	$600,070	12,725	$586,114
Mark D. Schwabero	4/12/2004	3,000	-		$41.84	4/12/2014
	1/31/2005	10,000	-		$46.12	1/31/2015
	2/9/2009	35,000	-		$3.71	2/9/2019
	5/12/2009	65,000	-		$5.86	5/12/2019
	2/9/2010	46,500	15,500		$11.08	2/9/2020
	2/8/2011	14,000	14,000		$21.52	2/8/2021
	2/14/2012	3,325	9,975		$23.79	2/14/2022			6,963	$320,716
	2/4/2013						13,028	$600,070	12,725	$586,114
Andrew E. Graves	11/8/2005	8,000	-		$39.45	11/8/2015
	2/14/2006	5,000	-		$39.15	2/14/2016
	2/13/2007	16,000	-		$33.00	2/13/2017
	2/28/2008	65,700	-		$17.06	2/28/2018
	2/9/2009	35,000	-		$3.71	2/9/2019
	2/9/2010	46,500	15,500		$11.08	2/9/2020
	2/8/2011	14,000	14,000		$21.52	2/8/2021	6,043	$278,341
	2/14/2012	3,325	9,975		$23.79	2/14/2022	7,430	$342,226	6,963	$320,716
	2/4/2013						13,028	$600,070	12,725	$586,114
B. Russell Lockridge	1/31/2005	12,000	-		$46.12	1/31/2015
	2/14/2006	12,000	-		$39.15	2/14/2016
	2/9/2010	-	15,500		$11.08	2/9/2020
	2/8/2011	-	14,000		$21.52	2/8/2021
	2/14/2012	-	8,100		$23.79	2/14/2022			5,592	$257,568
	2/4/2013						6,213	$286,171	6,108	$281,334
Peter B. Hamilton	2/9/2010	-	29,250		$11.08	2/9/2020
	2/8/2011	-	26,500		$21.52	2/8/2021
	2/14/2012	-	15,300		$23.79	2/14/2022			10,656	$490,792
(1)	Options vest at a rate of 25 percent per year over the first four years of the 10-year option term.
(2)	The market value of shares or units of stock that have not vested reflects a stock price of $46.06, the closing stock price on December 31, 2013.
(3)	RSU grants vest 100 percent on the third anniversary of the date of grant. Amounts include reinvested dividends.
(4)	Represents the calculation of the 2012 performance share awards with an additional modification of +20% based on current TSR performance against the established peer group, as described in the Compensation Discussion & Analysis.
(5)	Represents the calculation of the 2013 performance share awards which may be subject to additional modification of +/- 20% based on TSR performance against the established peer group, as described in the Compensation Discussion & Analysis.

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2013 Option Exercises and Stock Vested

	Option Awards		Stock Awards(1) (2) (3) (4)
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Dustan E. McCoy	1,753,900	$53,904,721	56,229	$2,063,604
William L. Metzger	-	$-	4,920	$180,564
Mark D. Schwabero	72,600	$1,314,294	22,541	$775,481
Andrew E. Graves	60,000	$2,259,600	7,860	$286,898
B. Russell Lockridge	251,000	$5,935,601	6,025	$221,118
Peter B. Hamilton	319,350	$8,992,776	11,346	$416,398
(1)	Includes the following number of vested RSUs awarded on February 9, 2010, which vested on February 9, 2013, using a market price of $36.50 per share:

	McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
Shares	-	-	7,860	7,860	-	-
Value	$-	$-	$286,898	$286,898	$-	$-
(2)	Includes the following number of vested RSUs awarded on February 8, 2011, which vested on July 22, 2013 (due to the application of the Rule of 70 or Age 62), using a market price of $33.28 per share:

	McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
Shares	-	-	7,251	-	-	-
Value	$-	$-	$241,313	$-	$-	$-
(3)	Includes the following number of vested RSUs awarded on February 14, 2012, which vested on February 14, 2013 (due to the application of the Rule of 70 or Age 62), using a market price of $36.70 per share:

	McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
Shares	56,229	4,920	-	-	6,025	11,346
Value	$2,063,604	$180,564	$-	$-	$221,118	$416,398
(4)	Includes the following number of vested RSUs awarded on February 14, 2012, which vested on July 22, 2013 (due to the application of the Rule of 70 or Age 62), using a market price of $33.28 per share:

	McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
Shares	-	-	7,430	-	-	-
Value	$-	$-	$247,270	$-	$-	$-

2013 Pension Benefits

Name	Plan Name	Number of Years Credited Service(1) (2)	Present Value of Accumulated Benefit	Payment During Last Fiscal Year
William L. Metzger	Salaried Pension Plan	21.33	$640,628	$-
	Supplemental Pension Plan	21.33	$421,706	$-
Peter B. Hamilton	Salaried Pension Plan	11.17	$1,024,568	$88,093
	Supplemental Pension Plan	23.67	$3,534,207	$303,874
(1)	Upon rejoining Brunswick on September 15, 2008, Mr. Hamilton began participation in the Brunswick Rewards defined contribution plan and ceased accruing a benefit under the defined benefit pension plan.
(2)	Under an agreement with Brunswick, Mr. Hamilton’s years of service credited under the Supplemental Pension Plan include credit for 12.5 years of service with a previous employer. Mr. Hamilton’s pension under this plan is reduced by the pension he receives from that employer. The values shown in the above table include this reduction.

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Narrative to Pension Benefits Table

Salaried Pension Plan

The Salaried Pension Plan is a non-contributory plan providing for benefits following retirement under a formula based upon age, years of participation in the plan up to 30 years and the average of the three highest consecutive years’ earnings (salaries, annual BPP and commissions, but excluding payouts under the Strategic Incentive Plan, which has been eliminated). Participation in the salaried pension plan is frozen, with no new participants being added after April 1, 1999. Effective December 31, 2009, all benefit accruals were frozen and all remaining salaried pension plan participants became eligible for the Company’s primary defined contribution plan, the Rewards Plan, as of January 1, 2010.

Assumptions used in determining the present value of the accumulated benefit are as follows:

•	Pre- and Post-Retirement Mortality according to the RP2000 Generational Combined White-Collar Adjustment Table for annuity benefits; and

•	4.85 percent discount rate for annuity benefits.

Supplemental Pension Plan

Effective December 31, 2009, the Company froze the Supplemental Pension Plan and ceased all benefit accruals. Participation thereafter in any supplemental pension plan has been through the Brunswick Restoration Plan.

The Supplemental Pension Plan ensures that employees with covered compensation or pension benefits above IRS qualified defined benefit plan limits receive the full amount of their intended pension benefits. Under the Supplemental Pension Plan, the Company pays on a non-qualified basis, the difference between an employee’s earned defined benefit pension and that permissible by IRS qualified limits, and this amount is subject to the claims of creditors. The Supplemental Pension Plan provides a retirement benefit that is consistent with those who are not affected by the IRS compensation and benefit limits and reflects an individual’s full career and covered pay earned.

The formula for determining benefits under the Supplemental Pension Plan is the same formula as used for the Salaried Pension Plan as described above.

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2013 Non-Qualified Deferred Compensation

RESTORATION PLAN

	Executive Contributions in Last FY(1)	Company Contributions in Last FY(2)	Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Dustan E. McCoy	$120,027	$272,874	$437,893	$-	$4,684,206
William L. Metzger	$26,434	$43,243	$39,251	$-	$279,317
Mark D. Schwabero	$89,349	$86,740	$1,173,815	$-	$4,041,018
Andrew E. Graves	$33,216	$77,993	$339,128	$-	$1,196,392
B. Russell Lockridge	$28,249	$65,019	$158,513	$-	$3,590,575
Peter B. Hamilton	$29,081	$102,765	$(23,117)	$(615,913)	$-

2005 ELECTIVE DEFERRED INCENTIVE COMPENSATION PLAN

	Executive Contributions in Last FY(1)	Company Contributions in Last FY(2)	Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Dustan E. McCoy	$-	$-	$85,819	$-	$823,753
William L. Metzger	$-	$-	$-	$-	$-
Mark D. Schwabero	$-	$-	$186,938	$-	$573,440
Andrew E. Graves	$-	$-	$-	$-	$-
B. Russell Lockridge	$-	$-	$45,012	$-	$1,028,293
Peter B. Hamilton	$-	$-	$-	$-	$-

2005 AUTOMATIC DEFERRED COMPENSATION PLAN

	Executive Contributions in Last FY(5)	Company Contributions in Last FY(2)	Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Dustan E. McCoy	$3,638,186	$-	$2,159,029	$-	$13,988,730
William L. Metzger	$-	$-	$-	$-	$-
Mark D. Schwabero	$-	$-	$-	$-	$-
Andrew E. Graves	$-	$-	$-	$-	$-
B. Russell Lockridge	$-	$-	$-	$-	$-
Peter B. Hamilton	$-	$-	$-	$-	$-

(1)	100 percent of the amount for each NEO in this column represents deferrals of salary and BPP and is reported in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.
(2)	100 percent of the amount for each NEO in this column is reported in the “All Other Compensation” column of the Summary Compensation Table
(3)	Amounts in this column include above-market interest reported in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table.
(4)	The following amounts were previously reported as compensation to the NEOs in past Summary Compensation Tables. These amounts consist of Executive and Company Contributions and above-market interest as follows:

McCoy	Metzger	Schwabero	Graves	Lockridge	Hamilton
$3,362,767	$-	$251,683	$205,273	$170,331	$322,227

(5)	100 percent of the amount for Mr. McCoy in this column represents deferrals of BPP reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and RSUs granted on February 9, 2010, and distributable on February 9, 2013.

Narrative to Non-Qualified Deferred Compensation Tables

The Non-Qualified Deferred Compensation tables show amounts deferred in 2013 under the Elective Deferred Incentive Compensation, Restoration (non-qualified plan to provide for contributions in excess of IRS limits) and Automatic Deferred Compensation plans and includes previous deferrals.

Under the 2005 Elective Deferred Incentive Compensation Plan, participants were allowed to defer up to 100 percent of BPP awards in either cash or stock. The Company calculated the value of cash deferrals based on the rate of return of mutual funds selected by the participant. The investment options mirror those of the qualified 401(k) plan and participants manage fund elections in the same manner. The Company calculated the value of stock deferrals on the same basis as Brunswick Common Stock. In 2008, the Company suspended participation in the plan. Distributions under the 2005 Elective Deferred Incentive Compensation Plan will be made as soon as administratively practicable after the participant’s termination from the Company or in accordance with the participant’s stated elections.

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Under the Restoration Plan, participants may defer up to 40 percent of their base salary and BPP awards. These deferrals are credited with earnings and losses based on the rate of return of mutual funds selected by the participant. The investment options and Company matching formula mirror those of the qualified 401(k) plan, which the participant manages in the same manner. Brunswick contributes to this plan according to the following formula:

•	One dollar for every dollar contributed by the employee, up to 3 percent of annual pay, and 50 cents for every dollar on the next 2 percent, plus an annual variable retirement contribution of up to 9 percent based on Company performance. Distributions under the Restoration Plan will be made as soon as administratively practicable after the six-month anniversary from the participant’s date of termination.

The rate of return in 2013 for each fund in the 2005 Elective Deferred Incentive Compensation Plan and the Restoration Plan are indicated in the following table:

Fund	Rate of Return
Brunswick ESOP Co Stock	57.66%
Extended Mkt Index Inst	38.42%
Inst. Index Fund Inst	32.35%
PIMCO Total Return II Instl	-2.17%
Prime Money Mkt Fund Inst	0.06%
Target Retirement Trust 2015 II	13.07%
Target Retirement Trust 2025 II	18.23%
Target Retirement Trust 2035 II	22.93%
Target Retirement Trust 2045 II	24.43%
Target Retirement Trust 2055 II	24.34%
Target Retirement Inc Trust II	5.82%
Templeton Instl Foreign Eq Ser Primary	19.51%
Total Intl Stock Ix Inst	15.15%
Total Bond Mkt Index Inst	-2.14%
Wells Fargo Advantage Common Stock I	29.83%
Windsor II Fund Adm	30.80%

Under the 2005 Automatic Deferred Compensation Plan, participants are required to defer certain compensation in excess of $1.5 million to protect the tax deductibility to the Company of such compensation under Section 162(m) of the Internal Revenue Code. Deferred cash equivalent balances are credited with: (i) an interest rate equal to the greater of the prime rate at JP Morgan Chase plus two percent, or Brunswick’s short-term borrowing rate; or (ii) returns on securities selected by the executive. If the executive has an election in place to defer awards into stock, automatic deferrals are deferred as stock.

Distributions of deferrals are made as soon as reasonably practicable after the six-month anniversary of the participant’s date of termination.

Other Potential Post-Employment Payments

Brunswick has entered into severance and Change in Control agreements with each of the NEOs which are incorporated in the Terms and Conditions of Employment (Agreements). In 2012, the NEOs (except Mr. Hamilton who retired effective March 1, 2013) executed amended and restated Agreements whereby certain of the provisions of the Agreements were modified, most notably: (i) the removal within the Chairman and Chief Executive Officer’s Agreement of the “modified single-trigger” provision that would have permitted Mr. McCoy to resign for any reason during the 30 day period commencing on the first anniversary of a Change in Control and collect severance; and (ii) the removal of the excise tax gross-up from all Agreements.

Terms and Conditions of Employment

The Agreements confirm that employment is at will and outline the NEO’s roles and responsibilities and compensation, benefits and eligibility for certain perquisites provided in exchange for their services. The Agreements also contain provisions regarding termination of employment and reflect a “double-trigger” Change in Control severance provision (effective upon termination of employment by the Company following a Change in Control of the Company) for all NEOs, including the Chairman and Chief Executive Officer.

Change in Control and Severance

Each NEO is entitled to certain severance benefits in the event of a Change in Control (as defined below), if his employment is terminated by Brunswick other than for Cause (as defined below) or disability or if the executive terminates for Good Reason (as defined below):

•	Upon any Change in Control:

	–	All equity awards held by the executive will become fully vested and, if applicable, immediately exercisable and will remain outstanding pursuant to their terms.

•	Termination within 24 months following a Change in Control:

	–	Severance payment of three times the sum of: (i) annual salary; (ii) the larger of targeted annual award under BPP for the year of termination or the year in which the Change in Control occurs; and (iii) the Company’s 401(k) match, variable retirement contribution and other Company contributions made on his behalf to the Company’s tax-qualified and non-qualified defined contribution plans during the 12-month period prior to the date of termination; and

	–	Other benefits (including the continuation of medical, dental, vision and prescription coverage) for up to 36 months.

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•	Termination other than following a Change in Control:

	–	For the Chairman and Chief Executive Officer, severance payment equal to two times the sum of: (i) annual salary; (ii) the targeted annual award under BPP for the year of termination; and (iii) the Company’s 401(k) match, variable retirement contribution and other Company contributions made on his behalf to the Company’s tax-qualified and non-qualified defined contribution plans during the 12-month period prior to the date of termination;

	–	For the other NEOs, severance payment equal to one and one half times the sum of: (i) annual salary; and (ii) the Company’s 401(k) match, variable retirement contribution and other Company contributions made on his behalf to the Company’s tax-qualified and non-qualified defined contribution plans during the 12-month period prior to the date of termination. Any award under the BPP can be made at the CEO’s discretion;

	–	Other benefits (including the continuation of medical, dental, vision and prescription coverage) for up to 24 months for the Chairman and Chief Executive Officer and up to 18 months for other NEOs; and

	–	All equity awards held by the executive would vest according to the terms and conditions of the underlying plans.

In addition to the payments described above, in each scenario, the NEO would be entitled to receive any annual BPP award earned for the preceding year that had not yet been paid at the time of termination as well as outplacement services.

In 2012, the Company eliminated the practice of providing indemnification or any “gross-up” of taxes imposed by Section 4999 of the Internal Revenue Code on “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code). As a result, all executives at Brunswick who have an Agreement, including each NEO, are no longer entitled to a gross-up for any excise tax imposed on “excess parachute payments.” Instead, such executive will either be required to pay the excise tax or have his payments reduced if it would be more favorable to him on an after-tax basis.

Brunswick may terminate the Agreements upon six months’ notice, except that after a Change in Control, Brunswick may not terminate the Agreements until the second anniversary of the Change in Control.

The Agreements contain non-competition and non-solicitation restrictive covenants effective during the two-year period following termination of employment for the Chief Executive Officer, and for 18 months following termination for all other NEOs, and non-disclosure and non-disparagement restrictive covenants effective at all times. Upon termination following a Change in Control, the non-competition and non-solicitation restrictive covenants are not applicable. In the event of a violation of the restrictive covenants, the Company may recover any severance payments received by the executive and any gain realized as a result of the exercise or vesting of equity awards beginning 12 months prior to termination and ending on the date that the Company makes full recovery of such payments. The terms of the Agreements require the NEOs to execute a general release.

Severance benefits are not available for those individuals terminating due to death, long-term disability or for Cause.

Termination for “Cause” means the NEO’s:

•	Conviction of a crime, including by a plea of guilty or nolo contendere, involving theft, fraud, perjury, or moral turpitude;
•	Intentional or grossly negligent disclosure of confidential or trade secret information of the Company or a related company to anyone not entitled to such information;
•	Willful omission or dereliction of any statutory or common law duty of loyalty to the Company or a related company;
•	Willful and material violation of the Company’s Code of Conduct or any other written Company policy; or
•	Repeated failure to carry out the material components of the executive’s duties despite specific written notice to do so by the Chief Executive Officer, other than any such failure as a result of incapacity due to physical or mental illness.

“Good Reason” means any of the following without the NEO’s express written consent:

•	Material breach of provisions of the Agreement;
•	Failure to provide benefits generally provided to similarly-situated senior executives;
•	Reduction in authority or responsibility;
•	Reduction in compensation not applicable to similarly-situated senior executives;
•	Relocation beyond a reasonable commuting distance; or
•	Following a Change in Control, failure to obtain a satisfactory agreement from any successor to assume and agree to abide by employment agreement terms.

The Good Reason provision protects executives from being effectively demoted or having their pay reduced in an effort to force them to quit.

The definition of Change in Control includes: (i) the acquisition of 25 percent or more of the outstanding voting stock of Brunswick by any person other than an employee benefit plan of Brunswick; (ii) the failure of the incumbent Board of Directors to constitute a majority of Brunswick’s Board, excluding new directors who (a) are approved by a vote of at least 50 percent of the members of the incumbent Board and (b) did not join the Board following a contested election of directors; (iii) a merger of Brunswick with another corporation, other than a merger in which Brunswick’s shareholders receive at least 60 percent of the voting stock outstanding after the merger or a merger effected to implement a recapitalization of Brunswick in which no person acquires more than 25 percent of Brunswick’s voting stock and the Board is comprised of a majority incumbent directors; or (iv) a complete liquidation or dissolution of Brunswick.

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Payment Obligations under Termination Scenarios

The following tables indicate the Company’s estimated payment obligations resulting from effective termination before and after a Change in Control, using December 31, 2013 as the hypothetical termination date.

INVOLUNTARY TERMINATION OTHER THAN FOR DEATH, DISABILITY, OR CAUSE

	Severance(1)	Welfare Benefits(2)	Total	BPP(3)
Dustan E. McCoy	$5,846,148	$28,403	$5,874,551	$-
William L. Metzger	$792,665	$26,558	$819,223	$460,000
Mark D. Schwabero	$917,909	$19,836	$937,746	$500,000
Andrew E. Graves	$867,289	$27,552	$894,842	$475,000
B. Russell Lockridge	$741,329	$26,106	$767,435	$404,000

TERMINATION FOLLOWING A CHANGE IN CONTROL

	Severance(4)	Welfare Benefits(2)	Long-Term Incentives(5)	Total
Dustan E. McCoy	$8,769,222	$42,605	$139,349	$8,951,175
William L. Metzger	$2,965,330	$63,117	$26,344	$3,054,791
Mark D. Schwabero	$3,335,819	$49,672	$23,415	$3,408,906
Andrew E. Graves	$3,159,579	$65,105	$470,632	$3,695,316
B. Russell Lockridge	$2,065,837	$62,212	$12,979	$2,141,028

(1)	Amounts in this column represent severance payments equal to two times the sum of salary, BPP and defined contribution plan contributions for Mr. McCoy and one and one-half times the salary and defined contribution plan contributions for the other NEOs.
(2)	Amounts in this column represent the estimated present value of Company-provided outplacement services and continuation of benefits provided during the severance period, based on current COBRA rates.
(3)	Amounts in this column represent full payment of BPP. For NEOs other than Mr. McCoy, payment of the BPP upon a termination preceding a change in control is at the discretion of the Chairman and Chief Executive Officer.
(4)	Amounts in this column represent severance payments equal to three times the sum of the NEO’s salary, BPP and defined contribution plan contributions. Payments are reduced, where appropriate, in order to avoid excise taxes under Section 280G of the Internal Revenue Code so as to place the NEO in a “best after tax” situation.
(5)	Amounts in this column reflect the long-term incentive awards for which vesting would be accelerated following a Change in Control in accordance with the NEOs’ Agreements.

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PROPOSAL NO. 2:	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Company seeks your advisory vote to approve its compensation programs for its named executive officers (commonly referred to as a “say-on-pay vote”). We encourage shareholders to review the Compensation Discussion and Analysis on pages 24 to 42 of this Proxy Statement. The Company asks that you approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables contained in this Proxy Statement. Because this vote is advisory in nature, it will not be binding on the Board of Directors, the Human Resources and Compensation Committee (Compensation Committee) or the Company; however, the Board and the Compensation Committee will review the voting results and carefully consider the outcome of the vote when making future decisions regarding executive compensation.

Consistent with the direction of our shareholders, the say-on-pay vote is held on an annual basis until the next non-binding shareholder vote on the frequency with which the say-on-pay vote should be held. At its 2013 shareholder meeting, the Company received overwhelming shareholder approval on its “say on pay” proposal (98.3 percent of votes were cast for the proposal). The Company was pleased with this significant vote of confidence of its pay practices and no changes were made to the Company’s compensation programs directly as a result thereof.

The Company has a long-standing tradition of delivering financial results for our shareholders and our customers and aligning pay with those results. We are a market leader in the marine, fitness, and bowling and billiards industries, with business locations in more than 25 countries. Over the past several years, our executive team has successfully managed our Company through a significant economic downturn, ending the 2013 fiscal year with $369.2 million of cash and marketable securities, generating cash flows from operating activities of continuing operations of $204.8 million and demonstrating outstanding operating leverage.

The Company has designed its executive compensation programs to drive these strong financial results and to attract, reward and retain a highly experienced, successful senior management team to achieve our corporate objectives and increase shareholder value. We believe these programs are structured in the best manner possible to support our Company and our business objectives and we believe that they strike an appropriate balance between implementing responsible, measured pay practices and providing effective incentives designed to encourage our executives to perform at their best. This balance is illustrated by the following factors, which we urge you to consider:

•	A significant part of our executive compensation is structured as performance-based incentives. Our compensation programs are substantially linked to our key business objectives, so that if the value we deliver to our shareholders declines, so does the compensation we deliver to our executives.

•	We have multiple-year award and payout cycles which serve as a retention tool.

•	We respond to economic conditions appropriately, such as reducing and/or limiting bonuses of the named executive officers in years when performance is not strong.

•	We monitor the executive compensation programs and pay levels of companies of similar size and industry to ensure that our compensation programs are comparable to, and competitive with, our peer group and general market practices.

•	The Board, the Compensation Committee, our Chairman and Chief Executive Officer, and our Vice President and Chief Human Resources Officer engage in a rigorous talent review process annually to address succession planning and executive development for our Chief Executive Officer and other key executives.

Accordingly, we ask our shareholders to vote “FOR” the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this Proxy Statement.”

Your Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers.

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DIRECTOR COMPENSATION

2013 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2013.

Director(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	All Other Compensation(4)	Total
Nolan D. Archibald	$93,725	$112,486	$35,000	$241,211
Anne E. Bélec	96,250	96,257	-	192,507
Jeffrey L. Bleustein	46,875	46,860	-	93,735
Nancy E. Cooper	23,750	23,738	-	47,488
Cambria W. Dunaway	90,000	90,021	30,000	210,021
David C. Everitt	93,750	93,725	30,000	217,475
Manuel A. Fernandez	103,773	124,497	30,667	258,937
Graham H. Phillips	47,500	47,502	-	95,002
David V. Singer	-	-	-	-
Ralph C. Stayer	94,376	113,220	30,000	237,596
J. Steven Whisler	98,750	98,767	35,000	232,517
Roger J. Wood	96,235	115,486	11,526	223,247
Lawrence A. Zimmerman	99,987	104,981	-	204,968
(1)	Dustan E. McCoy, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director. The compensation received by Mr. McCoy as an employee of the Company is shown in the Summary Compensation Table.

(2)	Amounts in this column reflect the 2013 annual cash fees earned by each non-employee director. Mr. Archibald, Mr. Fernandez, Mr. Stayer, Mr.Wood and Mr. Zimmerman elected to receive the 2013 annual cash fees in the form of deferred Common Stock, with a 20 percent premium.

(3)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2013 fiscal year in accordance with FASB ASC Topic 718. Amounts in this column represent the portion of fees required to be paid to directors in the form of Common Stock, as well as the 20 percent premium that is received by those directors who elected to receive the cash portion of their fees in the form of deferred Common Stock. For assumptions used in the valuation of such awards, see Note 17 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The grant date fair value of awards in this column is as follows:

Name	Grant Date Fair Values of Shares of Common Stock	Grant Date Fair Values of Shares Attributable to 20% Premium Applied to Deferral of Fees
Nolan D. Archibald	$93,725	$18,761
Anne E. Bélec	96,257	-
Jeffrey L. Bleustein	46,860	-
Nancy E. Cooper	23,738	-
Cambria W. Dunaway	90,021	-
David C. Everitt	93,725	-
Manuel A. Fernandez	103,773	20,723
Graham H. Phillips	47,502	-
David V. Singer	-	-
Ralph C. Stayer	94,376	18,844
J. Steven Whisler	98,767	-
Roger J. Wood	96,235	19,251
Lawrence A. Zimmerman	99,990	4,990

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The following table sets forth the aggregate number of outstanding stock awards held by each non-employee director as of December 31, 2013:

Name	Aggregate Number of Stock Awards Outstanding at December 31, 2013
Nolan D. Archibald	4,278
Anne E. Bélec	-
Jeffrey L. Bleustein	-
Nancy E. Cooper	-
Cambria W. Dunaway	2,636
David C. Everitt	-
Manuel A. Fernandez	4,278
Graham H. Phillips	-
David V. Singer	-
Ralph C. Stayer	4,278
J. Steven Whisler	1,562
Roger J. Wood	-
Lawrence A. Zimmerman	3,449

(4)	The amounts shown in this column include the value of matching gifts made pursuant to the Brunswick Gift Matching Program and the cost to Brunswick of products provided during the Company’s fiscal year ended December 31, 2013, as shown on the following table:

Name	Product Cost
Nolan D. Archibald	$30,000
Anne E. Bélec	-
Jeffrey L. Bleustein	-
Nancy E. Cooper	-
Cambria W. Dunaway	30,000
David C. Everitt	30,000
Manuel A. Fernandez	28,667
Graham H. Phillips	-
David V. Singer	-
Ralph C. Stayer	30,000
J. Steven Whisler	30,000
Roger J. Wood	11,526
Lawrence A. Zimmerman	-

Narrative to Director Compensation Table

Annual Fee and Deferred Stock Awards. Non-employee directors are entitled to an annual fee of $180,000. The Lead Independent Director and the director who is the Chair of the Audit Committee are entitled to an additional fee of $20,000 each, and the other members of the Audit Committee are entitled to an additional fee of $10,000, due to the increased time commitment required of those directors. The director who chairs the Compensation Committee is also entitled to an additional annual fee of $10,000. The directors who chair the Finance and the Nominating and Corporate Governance Committees are entitled to an additional annual fee of $7,500 each. Each director who serves on more than one Committee is entitled to an additional annual fee of $7,500. One-half of each director’s total annual fee is paid in Brunswick Common Stock, the number of shares of which is determined by the closing price of Brunswick Common Stock on the date of the award and is reported in the “Stock Awards” column of the Director Compensation Table. The receipt of these shares may be deferred until a director retires from the Board. Each director may elect to have the remaining one-half of the annual fee paid as follows:

•	In cash;

•	In Brunswick Common Stock distributed currently; or

•	In deferred Brunswick Common Stock with a 20 percent premium.

For directors who elect to receive deferred Brunswick Common Stock, the number of shares to be received upon retirement is determined by multiplying the cash amount by 1.2, then dividing that amount by the closing price of Brunswick Common Stock on the date of award.

Share Ownership Guidelines. As set forth in the Company’s Principles and Practices, within three years of the later of the date on which a director first becomes a director, or January 1, 2011, and thereafter for so long as the director serves on the Board, each director is required to own Common Stock and deferred stock units of the Company equal to three times the amount of the director’s annual cash retainer. Once having met this threshold, if a director falls below the threshold as a result of a decline in the Company’s stock price, the director shall have a two-year period within which to once again achieve the threshold. The Company will calculate compliance with these guidelines annually, using the average Brunswick stock price for the prior calendar year. As of December 31, 2013, all directors were in compliance with the share ownership requirements.

Brunswick Product Program. Directors are encouraged to use Brunswick products to enhance their understanding and appreciation of Brunswick’s business. Directors receive an annual allowance of up to $30,000 which may be applied to: (i) purchase Brunswick products at the discounted rates established pursuant to the Employee Purchase Program; and/or

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(ii) fund expenses incurred with regard to the ownership of such products. The value of the products is included in the directors’ taxable income. Directors may also purchase additional Brunswick products at the Employee Purchase Program’s discounted rates.

Brunswick Gift Matching. The Board of Directors Gift Matching Program provides support to charitable organizations deemed important to Brunswick’s Board of Directors. The Brunswick Foundation will match up to a maximum of $5,000 contributed per director per program year (December 1 - November 30). Eligible organizations must be non-profit and granted exemption under Internal Revenue Code Section 501(c)(3) and ruled to be publicly supported under 509(a) of the Internal Revenue Code.

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PROPOSAL NO. 3:	APPROVAL OF THE BRUNSWICK CORPORATION 2014 STOCK INCENTIVE PLAN

The Company’s Board of Directors is recommending shareholder approval of the Brunswick Corporation 2014 Stock Incentive Plan (the 2014 Plan). The purposes of the 2014 Plan are to:

•	Support the execution of the Company’s business and human resource strategies;

•	Provide for the compensation of officers, employees, non-employee directors and persons expected to become officers, employees and non-employee directors; and

•	More closely align the interests of participants with those of the Company’s shareholders.

Under the 2014 Plan, the Company may grant:

•	non-qualified stock options (Stock Options);

•	stock appreciation rights (SARs);

•	restricted stock, restricted stock units and unrestricted stock (Stock Awards); and

•	performance awards.

As of March 4, 2014, approximately 200 employees and 10 non-employee directors would be eligible to participate in the 2014 Plan. Upon approval of the 2014 Plan, no additional awards will be granted under the Company’s 2003 Stock Incentive Plan (the 2003 Plan).

Plan Highlights

Some of the key features of the 2014 Plan are as follows:

•	The 2014 Plan will be administered by committees of the Company’s Board of Directors that are comprised entirely of independent directors;

•	Stock options or SARs granted under the 2014 Plan may not be repriced without shareholder approval;

•	The number of shares authorized for grants under the 2014 Plan is 5,000,000. Upon approval of the 2014 Plan, none of the 1,601,177 shares which remain available for grant under the 2003 Plan (determined as of March 4, 2014) will be available for additional awards under the 2003 Plan. Please see footnote (6) under Equity Compensation Plan Information for more detail.

•	The purchase price of Stock Options and the base price for SARs granted under the 2014 Plan may not be less than the fair market value of the Common Stock on the date of grant.

•	The 2014 plan is intended to be compliant with Internal Revenue Code Section 162(m).

Description of the 2014 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix A and incorporated into this Proxy Statement by reference.

Administration

The 2014 Plan will be administered by the Human Resources and Compensation Committee of the Board, in the case of awards to employees, and the Nominating and Corporate Governance Committee of the Board, in the case of awards to non-employee directors, or such other committee designated by the Board of Directors (the Plan Committee), in each case, consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act), (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and (iii) “independent” within the meaning of the rules of the NYSE.

Subject to the express provisions of the 2014 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2014 Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the 2014 Plan and to decide questions of interpretation or application of any provision of the 2014 Plan. The Plan Committee may, subject to Section 162(m) of the Internal Revenue Code, take any action such that (1) any outstanding options and SARs will become exercisable in part or in full, (2) all or any portion of a restriction period on any restricted stock or restricted stock units will lapse, (3) all or a portion of any performance period applicable to any Stock Award or performance award will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target or any other level specified by the Plan Committee.

The Plan Committee may delegate some or all of its power and authority under the 2014 Plan to the Board, the Chairman and Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to the Chairman and Chief Executive Officer or any executive officer with regard to awards to persons who are (i) “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code or are likely to become such while an award is outstanding, or (ii) subject to Section 16 of the Exchange Act.

Available Shares

Under the 2014 Plan, the maximum number of shares of Common Stock available for awards is 5,000,000, subject to adjustment in the event of any increase or decrease in Common Stock resulting from a subdivision or consolidation of shares, a stock dividend or other capital adjustment or change in corporate or capital structure. To the extent that shares of

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Common Stock subject to an outstanding option, free-standing SAR or Stock Award granted under either the 2014 Plan or the 2003 Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the 2014 Plan. Additionally, shares of Common Stock subject to an award granted under this Plan or the 2003 Plan that are (x) not issued or delivered upon the net settlement or net exercise of a Stock Option or SAR, (y) delivered to or withheld by the Company to pay the purchase price related to an outstanding Stock Option or SAR or (z) delivered to or withheld by the Company to pay the withholding taxes related to an outstanding award shall again be available for issuance under this Plan.

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code, the maximum number of shares of Common Stock with respect to which Stock Options or SARs or a combination thereof may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment in the event of any increase or decrease in Common Stock resulting from a subdivision or consolidation of shares, a stock dividend or other capital adjustment or change in corporate or capital structure. The maximum number of shares of Common Stock with respect to which Stock Awards may be granted during any calendar year to any person shall be 500,000, subject to adjustment in the event of any increase or decrease in Common Stock resulting from a subdivision or consolidation of shares, a stock dividend or other capital adjustment or change in corporate or capital structure. The maximum amount that may be payable to any person with respect to performance awards denominated in cash during any calendar year to any person shall be $10,000,000. The aggregate grant fair value of shares of Common Stock that may be granted during any calendar year to any non-employee director shall not exceed $500,000.

On March 4, 2014, the closing price on the New York Stock Exchange (NYSE) of a share of our Common Stock was $44.99.

Corporate Transactions

Unless otherwise provided in an award agreement, in the event of a Change in Control or other merger, consolidation, reorganization, partial or complete liquidation or any other change in corporate capitalization of the Company, the Board may, in its discretion, (1) accelerate the vesting or exercisability of some or all outstanding awards, (2) require that shares of stock of the company resulting from such transaction, or the parent thereof, be substituted for some or all of the shares of Common Stock subject to outstanding awards, and/or (3) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of common stock in the company resulting from the transaction, or the parent thereof, or a combination of cash and shares.

Under the terms of the 2014 Plan, a Change in Control is generally defined as (i) certain acquisitions of the then outstanding common shares representing 25% or more of the total voting power, (ii) a change in the Company’s Board resulting in the incumbent directors ceasing to constitute at least 75% of the Board, (iii) the consummation of a merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company’s shareholders continue to hold at least 75% of the combined voting power of the resulting entity or (iv) the approval of a plan liquidation or dissolution of the Company by the Company’s shareholders.

Effective Date, Termination and Amendment

If approved by shareholders, the 2014 Plan will become effective as of the date of such approval and will terminate as of the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. The Board may amend the 2014 Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code and any rule of the NYSE, and provided that no amendment may be made that impairs the rights of a holder of an outstanding award without the consent of such holder.

Stock Options and SARs

The 2014 Plan provides for the grant of Stock Options and SARs. The Plan Committee will determine the conditions to the exercisability of each Stock Option and SAR.

The period for the exercise of a Stock Option or SAR will be determined by the Plan Committee, but will not be longer than 10 years. The exercise price of a Stock Option and the base price of an SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option (a tandem SAR) will be the exercise price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), or to the extent provided in the applicable agreement, cash or a combination thereof, with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee and set forth in the applicable agreement.

Subject to the adjustment provisions set forth in the 2014 Plan, the Plan Committee will not without the approval of the shareholders of the Company (i) reduce the purchase price or base price of any previously granted Stock Option or SAR, (ii) cancel any previously granted Stock Option or SAR in exchange for cash or another award if the purchase price of such Stock Option or the base price of such SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation or (iii) take any other action with respect to a Stock Option or SAR that would be treated as a repricing under the rules and regulations of the NYSE, in each case, other than in connection with a Change in Control.

Stock Awards

The 2014 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award, a restricted stock unit award or an unrestricted stock award. Except as otherwise determined by the Plan Committee, awards of restricted stock and restricted stock units will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of restricted stock under a restricted stock award will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock, provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, will be deposited by the Company and will be subject to the same restrictions as such restricted stock.

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The agreement awarding restricted stock units will specify (1) whether such award may be settled in shares of Common Stock, cash or a combination thereof, and (2) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents with respect to such award; provided, however, that any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a shareholder of the Company.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee and set forth in the applicable agreement.

Unrestricted stock awards will not be subject to any restriction period or performance measures; provided, however, that unrestricted stock awards shall be limited to (i) awards to non-employee directors, (ii) awards to newly hired employees, (iii) awards made in lieu of a cash bonus or (iv) awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under this Plan.

Performance Awards

The 2014 Plan also provides for the grant of performance awards. The agreement relating to a performance award shall specify whether such award may be settled in shares of Common Stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance award shall provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that are subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in Common Stock, the holder of such award will have no rights as a shareholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee and set forth in the applicable agreement.

Performance Measures

Under the 2014 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance measures applicable to a particular award will be determined by the Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as described below, the performance goals will be one or more of the following objective corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement as compared to the performance of other companies or indices: the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share (determined on a fully diluted basis), total stockholder return, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, sales, revenue, market share, free cash flow, cash flow return on investment, cash on hand, expense reduction, interest expense before or after taxes, return on investment, return on invested capital, economic value added, operating margin, net income before or after taxes, earnings before interest, taxes, depreciation and amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating income, net cash provided by operations, total liquidity, net debt, gross margin, operating leverage, operating working capital and related metrics and strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, safety and acquisitions or divestitures, rate of new product introduction or any combination of the foregoing. In the sole discretion of the Plan Committee, but subject to Section 162(m) of the Internal Revenue Code, the Plan Committee may provide for performance measures or other terms and conditions of an outstanding award to be adjusted in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

Clawback of Awards

Awards granted under the 2014 Plan and any cash payment or Common Stock delivered pursuant to an award are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.

New Plan Benefits

The number of Stock Options and other forms of awards that will be granted under the 2014 Plan will be subject to the discretion of the Plan Committee and is not currently determinable.

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Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2014 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2014 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2014 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the Company’s chief executive officer and the Company’s three most highly compensated executive officers other than the chief executive officer or the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by the Company’s shareholders, and (3) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Plan Committee is intended to consist solely of “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. As a result, certain compensation under the 2014 Plan, such as that payable with respect to Stock Options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2014 Plan, such as any Stock Award that is not subject to performance measures, would be subject to such limit.

Stock Options

A participant will not recognize taxable income at the time a Stock Option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a Stock Option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company expects to be entitled to a corresponding deduction.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered. This amount is expected to be deductible by the Company.

Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of grant. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time unrestricted stock is granted. The Company is entitled to a corresponding deduction at the time ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards

A participant will not recognize taxable income at the time a performance award is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of a performance award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Your Board of Directors recommends a vote FOR the approval of the Brunswick Corporation 2014 Stock Incentive Plan.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013, regarding Brunswick Common Stock that may be issued under equity compensation plans currently maintained by Brunswick.

	a		b	c
Plan Category	Number of securities to be issued upon the exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	4,866,179	(2)(3)	$19.09 (4)	2,033,872	(5)(6)
(1)	The 2003 Stock Incentive Plan has been approved by Brunswick shareholders.

(2)	Includes 3,824,957 shares of Brunswick Common Stock subject to outstanding stock appreciation rights and stock options, 130,119 shares of Brunswick Common Stock subject to deferred obligations to issue shares of Brunswick Common Stock, 248,710 shares of performance share obligations to issue shares of Brunswick Common Stock and 662,393 shares of restricted stock obligations to issue shares of Brunswick Common Stock.

(3)	Shares represented by performance awards may be adjusted depending on performance.

(4)	The weighted average exercise price was calculated solely with respect to outstanding stock appreciation rights and stock options. Deferred and restricted stock obligations to issue shares of Brunswick Common Stock have been disregarded for purposes of calculating the weighted average exercise price because no exercise price is associated with those obligations.

(5)	All shares are available under the 2003 Stock Incentive Plan.

(6)	As of March 4, 2014, 1,601,177 shares were available under the 2003 Stock Incentive Plan for future issuance under equity compensation plans (excluding securities reflected in column (a)). These shares will no longer be available for issuance if the 2014 Stock Incentive Plan is approved by the Company’s shareholders, and all future issuances under equity compensation plans would be made pursuant to the 2014 Stock Incentive Plan. There are no planned issuances, prior to the Annual Meeting, of any portion of the 1,601,177 shares remaining as of March 4, 2014, except the planned issuance of an estimated 7,934 shares that will be issued to the Company’s non-employee directors on April 30, 2014 as part of their annual fee as further described in the Director Compensation section of this Proxy Statement.

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PROPOSAL NO. 4:	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the independent registered public accounting firm for Brunswick and its subsidiaries for its fiscal year ending December 31, 2014. Although the Company is not required to seek shareholder approval of this appointment, the Board of Directors has determined that in keeping with the principles of sound corporate governance, the appointment will be submitted for ratification by the shareholders. The Board of Directors and the Audit Committee recommend that shareholders ratify the appointment of Deloitte as the independent registered accounting firm for Brunswick and its subsidiaries for the fiscal year ending December 31, 2014. If our shareholders do not ratify the appointment, the Audit Committee will investigate the basis for the negative vote and will reconsider its appointment in light of the results of such investigation.

2014 will be the first year that Deloitte will serve as the independent registered public accounting firm for Brunswick and its subsidiaries. The Audit Committee dismissed Ernst & Young LLP (EY) as the Company’s independent registered public accounting firm effective as of February 14, 2014, the date of the filing of Brunswick’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and engaged Deloitte as the Company’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2014. EY had served as the Company’s independent registered accounting firm since 2002.

During Brunswick’s fiscal years ended December 31, 2011, 2012, 2013 and the period from December 31, 2013 through February 14, 2014, there were no disagreements between Brunswick and EY on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on Brunswick’s consolidated financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

EY’s audit reports on Brunswick’s consolidated financial statements for the fiscal years ended December 31, 2011, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Brunswick’s fiscal years ended December 31, 2011, 2012, 2013 and the period from December 31, 2013 through February 14, 2014, neither Brunswick, nor anyone on behalf of Brunswick, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Brunswick’s consolidated financial statements, and no written report or oral advice was provided by Deloitte to Brunswick that Deloitte concluded was an important factor considered by Brunswick in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Representatives of Deloitte and EY will be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so, and to respond to questions from shareholders.

Your Board of Directors and the Audit Committee recommend a vote FOR the approval and ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

Fees Incurred for Services of EY

Brunswick incurred the following fees for services rendered by EY, Brunswick’s former independent registered public accounting firm, during the fiscal years ended December 31, 2013 and 2012:

Audit Fees: The aggregate fees billed by EY for professional services rendered for the audit of Brunswick’s annual financial statements for fiscal years 2013 and 2012, reviews of the financial statements included in Brunswick’s related Quarterly Reports on Form 10-Q during such fiscal years and accounting and financial reporting consultations were $6,560,500 and $4,237,100, respectively.

Audit-Related Fees: The aggregate fees billed by EY for professional services rendered for audit-related activities for Brunswick for fiscal years 2013 and 2012 were $29,000 and $10,000, respectively.

Tax Fees: The aggregate fees billed by EY for fiscal years 2013 and 2012 for tax-related services were $396,500 and $346,000, respectively. Such fees involved the following activities: tax compliance services and tax consulting services.

All Other Fees: There were no fees billed by EY for fiscal years 2013 and 2012 for services other than those described in the preceding paragraphs. All of the services described above were pre-approved by the Audit Committee.

Approval of Services Provided by Independent Registered Public Accounting Firm

The Audit Committee is responsible for pre-approving all audit and non-audit services to be provided by Brunswick’s independent registered public accounting firm. The Audit Committee has adopted a two-tiered approach for granting such pre-approvals. Each year it approves an overall budget for specified audit and non-audit services, after which the Audit Committee must pre-approve either: (i) any proposed specified service that would result in total fees exceeding the budget; or (ii) any proposed service not specified in the budget.

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REPORT OF THE AUDIT COMMITTEE

To the Shareholders of Brunswick Corporation:

The following is the report of the Audit Committee with respect to Brunswick’s audited financial statements for the fiscal year ended December 31, 2013.

Overview of Audit Committee Function

The Audit Committee oversees Brunswick’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

Audit Committee Charter

The Audit Committee operates pursuant to a written charter, a copy of which is available at Brunswick’s Web site, www.brunswick.com.

Independence of Audit Committee Members

The Board of Directors has determined that all members of the Audit Committee are independent, within the meaning of the New York Stock Exchange Listed Company Manual.

Review with Management

The Audit Committee has reviewed and discussed Brunswick’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Ernst & Young LLP (Ernst & Young), Brunswick’s independent registered public accounting firm for the fiscal year ended December 31, 2013, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board. Auditing Standard No. 16 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s evaluation of, and conclusions about, the qualitative aspects of the significant accounting principles and practices applied in the Company’s financial reporting.

The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from Brunswick. The Audit Committee has also reviewed the non-audit services provided by Ernst & Young and has considered whether the provision of those services was compatible with maintaining Ernst & Young’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to Brunswick’s Board of Directors that the audited financial statements be included in Brunswick’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee of the Board of Directors.

Lawrence A. Zimmerman (Chair)

Nancy E. Cooper

Ralph C. Stayer

Roger J. Wood

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SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

In order to be considered for inclusion in Brunswick’s proxy materials for its 2015 annual meeting, a shareholder proposal must be received at Brunswick’s principal executive offices at 1 N. Field Court, Lake Forest, Illinois 60045-4811 (fax: 847.735.4433; e-mail corporate.secretary@brunswick.com) by November 27, 2014.

In addition, a shareholder may wish to have a proposal presented at the 2015 annual meeting, but not to have such proposal included in Brunswick’s proxy materials relating to that meeting. Brunswick’s By-laws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of shareholders, including proposed nominations of persons for election to the Board. Pursuant to the By-laws, a shareholder proposal or nomination intended to be brought before the 2015 annual meeting must be delivered to Brunswick’s Secretary between January 7, 2015 and February 6, 2015.

Brunswick encourages you to vote on the matters that will be presented to Brunswick shareholders at the Annual Meeting. Please vote as soon as possible so that your shares will be represented.

By order of the Board of Directors,

Kristin M. Coleman

Secretary

Lake Forest, Illinois

March 27, 2014

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Appendix A	Brunswick Corporation 2014 Stock Incentive Plan

I.     INTRODUCTION

1.1 Purposes

The purposes of the Brunswick Corporation 2014 Stock Incentive Plan (this “Plan”) are to provide incentives and rewards to (i) support the execution of the Company’s business and human resource strategies; (ii) provide for the compensation of officers, other Employees, Non-Employee Directors and persons expected to become officers, other Employees and Non-Employee Directors and (iii) more closely align the interests of participants with those of the Company’s stockholders.

1.2 Certain Definitions

“Agreement” means the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award and setting forth the terms and conditions thereof.

“Board” means the Board of Directors of the Company.

“Change in Control” has the meaning set forth in Section 5.8(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Human Resources and Compensation Committee of the Board, in the case of awards to Employees, or the Nominating and Corporate Governance Committee of the Board, in the case of awards to Non-Employee Directors, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) “a Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the New York Stock Exchange or any other stock exchange on which shares of Common are then traded; provided, however, that the Nominating and Corporate Governance Committee or such other committee designated by the Board to administer Awards to Non-Employee Directors shall be comprised solely of Non-Employee Directors.

“Common Stock” means the common stock, par value $0.75 per share, of the Company, and all rights appurtenant thereto.

“Company” means Brunswick Corporation, a Delaware corporation, or any successor thereto.

“Determination Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

“Employee” means an employee of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing price on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or on the next preceding date on which a closing price was quoted or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, a Stock Option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incumbent Board” shall have the meaning set forth in Section 5.8(b)(ii).

“Non-Employee Director” shall mean any director of the Company who is not an Employee.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of a Stock Option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be based exclusively on one or more of the following objective corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement as compared to the performance of other companies or indices: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share (determined on a fully diluted basis), total stockholder return, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, sales, revenue, market share, free cash flow, cash flow return on investment, cash on hand, expense reduction, interest expense before or after taxes, return on investment, return on invested capital, economic value added, operating margin, net income before or after taxes, earnings before interest, taxes, depreciation and amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary

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or special items, operating income, net cash provided by operations, total liquidity, net debt, gross margin, operating leverage, operating working capital and related metrics and strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, safety and acquisitions or divestitures, rate of new product introduction or any combination of the foregoing. With respect to Participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be a covered employees at any time during the applicable Performance Period, the performance goals established for the Performance Period may consist of any objective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period. The applicable Performance Measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any Performance Measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent provided in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award.

“Stock Option” shall mean an option to purchase shares of Common Stock.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Awards” shall have the meaning set forth in Section 1.7.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, a Stock Option (including a Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Stock Option, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such Stock Option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Unrestricted Stock” shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

“Unrestricted Stock Award” shall mean an award of Unrestricted Stock under this Plan.

1.3 Administration

This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value or share amount subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, unless such action would cause a grant to a covered employee to fail to qualify under Section 162(m) of the Code and regulations thereunder as qualified performance-based compensation, take action such that (i) any or all outstanding Stock Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level specified by the Committee. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chairman and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chairman and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a “covered employee” within the meaning of Section 162(m) of the Code at any time during the period an award hereunder to such employee would be outstanding and

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(ii) the Committee may not delegate its power and authority to the Chairman and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chairman and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chairman and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility

Participants in this Plan shall consist of such officers, other Employees, Non-Employee Directors, and persons expected to become officers, other Employees and Non-Employee Directors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.

1.5 Shares Available

Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 5,000,000 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards. Upon the effectiveness of this Plan, no more shares of Common Stock shall be available for future grants of awards under the Brunswick Corporation 2003 Stock Incentive Plan (the “2003 Plan”).

To the extent that shares of Common Stock subject to an outstanding Stock Option, SAR, Stock Award or Performance Award granted under the Plan or the 2003 Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to a Stock Option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related Stock Option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock subject to an award granted under this Plan or the 2003 Plan, other than Substitute Awards, that are (x) not issued or delivered upon the net settlement or net exercise of a Stock Option or SAR, (y) delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding Stock Option or SAR or (z) delivered to or withheld by the Company to pay the withholding taxes for Stock Awards or Performance Awards shall again be available for issuance under this Plan.

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof. No shares of Common Stock shall be issued pursuant to any Award unless consideration at least equal to the par value of such shares of Common Stock has been received by the Company in the form of cash, services rendered or property.

1.6 Per Person Limits

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which Stock Options or SARs, or a combination thereof, may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment as provided in Section 5.7, (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock that may be earned by any person during any calendar year shall be 500,000, subject to adjustment as provided in Section 5.7, and (iii) the maximum amount that may be earned by any person during any calendar year with respect to Performance Awards denominated in cash shall be $10,000,000; provided, however, that (x) each of the preceding limitations in this Section 1.6 shall be multiplied by two (2) with respect to awards granted to an Employee in the year in which such Employee’s employment with the Company or a Subsidiary commences and (y) the limitations in this Section 1.6 shall not apply to Substitute Awards. If an award granted to a participant is cancelled, the cancelled award shall continue to be counted toward the applicable per person limitation in this Section 1.6 with respect to such participant. Notwithstanding anything in this Plan to the contrary, the aggregate grant date fair value of shares of Common Stock that may be granted during any calendar year to any Non-Employee Director shall not exceed $500,000; provided, that shares of Common Stock provided to Non-Employee Directors in lieu of cash otherwise payable to a Non-Employee Director shall be disregarded for purposes of this limitation.

1.7 Substitute Awards

The Committee may grant awards under this Plan (i) upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by a company or other entity in connection with any change in corporate or capital structure of the Company or any Subsidiary, including, without limitation, a Change in Control, a merger, consolidation, reorganization, combination or acquisition. In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders which is not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan; provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination. Awards granted pursuant to this Section 1.7 shall be referred to herein as “Substitute Awards.”

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II.     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options

The Committee may, in its discretion, grant Stock Options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)	Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Stock Option and the purchase price per share purchasable upon exercise of the Stock Option shall be determined by the Committee; provided, however, that, except with respect to Substitute Awards, the purchase price per share purchasable upon exercise of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Stock Option.

(b)	Option Period and Exercisability. The period during which a Stock Option may be exercised shall be determined by the Committee; provided, however, that no Stock Option shall be exercised later than ten (10) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a Stock Option or to the exercisability of all or a portion of a Stock Option. The Committee shall determine whether a Stock Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Stock Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Prior to the exercise of a Stock Option, the holder of such Stock Option shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such Stock Option.

(c)	Method of Exercise. A Stock Option may be exercised by (i) giving notice to the Company (in any form acceptable to the Company) specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the Stock Option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Stock Option and (iii) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights

The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. Unless the Agreement relating to an SAR specifies that a SAR is a Tandem SAR, the SAR shall be a Free-Standing SAR. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)	Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. The base price of a Tandem SAR shall be the purchase price per share of the related Stock Option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that, except with respect to Substitute Awards, such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b)	Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than ten (10) years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related Stock Option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)	Method of Exercise. A Tandem SAR may be exercised (i) by giving notice to the Company (in any form acceptable to the Company) specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any Stock Options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving notice to the Company (in any form acceptable to the Company) specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

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2.3 Termination of Employment or Service

All of the terms relating to the exercise, cancellation or other disposition of a Stock Option or SAR (i) upon a termination of employment with or service to the Company of the holder of such Stock Option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing

The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted Stock Option or SAR, (ii) cancel any previously granted Stock Option or SAR in exchange for cash or another award if the purchase price of such Stock Option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, or (iii) take any other action with respect to a Stock Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common stock are then listed, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

III.      STOCK AWARDS

3.1 Stock Awards

The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award.

3.2 Terms of Restricted Stock Awards

Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)	Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)	Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)	Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)	Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards

Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)	Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)	Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares

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of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)	Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award; provided, however, that dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Termination of Employment or Service

All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

3.5 Terms of Unrestricted Stock Awards

The number of shares of Common Stock subject to an Unrestricted Stock Award shall be determined by the Committee. Unrestricted Stock Awards shall not be subject to any Restriction Periods or Performance Measures; provided, however, Unrestricted Stock Awards shall be limited to (i) awards to Non-Employee Directors, (ii) awards to newly hired Employees, (iii) awards made in lieu of a cash bonus or (iv) awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed ten percent (10%) of the total number of shares available for awards under this Plan. Upon the grant of an Unrestricted Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award or such shares shall be transferred to the holder in book entry form.

IV.      PERFORMANCE AWARDS

4.1 Performance Awards

The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards

Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)	Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)	Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)	Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service

All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

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V.      GENERAL

5.1 Effective Date and Term of Plan

This Plan shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective as of the date of such stockholder approval. This Plan shall terminate on the tenth anniversary of such effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan.

5.2 Amendments

The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify Section 2.4 hereof; and provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement

Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed, accepted or acknowledged by the recipient by such means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability

No award shall be transferable other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding

The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of a Stock Option or SAR, a cash payment by a broker-dealer acceptable to the Company or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate; provided, however, that if a fraction of a share of Common Stock would be required to satisfy the minimum statutory withholding taxes, then the number of shares of Common Stock to be delivered or withheld may be rounded up to the next nearest whole share of Common Stock.

5.6 Restrictions on Shares

Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure, the number and class of securities available under this Plan, the maximum number of securities available for awards under this Plan, the terms of each outstanding Stock Option and SAR (including the number and class of securities subject to each outstanding Stock Option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number

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and class of securities subject thereto), the maximum number of securities with respect to which Stock Options or SARs may be granted during any calendar year of the Company to any one grantee, and the maximum number of shares of Common Stock that may be awarded during any calendar year to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and stock appreciation rights without an increase in the aggregate purchase price and in accordance with Section 409A of the Code; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In furtherance of this authorization, with respect to outstanding awards, upon the occurrence of an event constituting an “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation), each Participant shall have a legal right to the equitable adjustment of the Participant’s outstanding awards, with the manner of such adjustment to be determined by the Committee as provided in this Section 5.7. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, including a Change in Control, the adjustments described in this Section 5.7 may be made as determined to be appropriate or desirable by the Committee in its discretion. The decision of the Committee regarding any adjustment pursuant to this Section 5.7 shall be final, binding and conclusive.

5.8 Change in Control

(a)	Subject to the terms of the applicable award Agreement, in the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, including a Change in Control, then in addition to the adjustments described in Section 5.7 determined to be appropriate or desirable by the Committee, the Board (as constituted prior to such Change in Control) may, in its discretion:

	(i)	provide that (A) some or all outstanding Stock Options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

	(ii)	require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board or the Committee in accordance with Section 5.7; and/or

	(iii)	require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of a Stock Option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such Stock Option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such Stock Option or SAR (including no payment or consideration in the case of a Stock Option or SAR having a purchase price or base price per share of Common Stock equal to, or in excess of, the Fair Market Value of a share of Common Stock subject to such Stock Option or SAR), (2) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the aggregate number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a) (i), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b)	For purposes of this Plan, unless otherwise provided in an Agreement, “Change in Control” means a change in the beneficial ownership of the Company’s voting stock or a change in the composition of the Board which occurs as follows:

	(i)	any Person (as defined below) other than a trustee or other fiduciary of securities held under an employee benefit plan of the Company or any of its subsidiaries, is or becomes a Beneficial Owner, directly or indirectly, of stock of the Company representing 25% or more of the total voting power of the Company’s then outstanding stock and securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Clause (A) of Section 5.8(b)(iii), below;

	(ii)	individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”), cease for any reason to constitute a majority thereof; provided, however, that any individual becoming a director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least 75% of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

	(iii)	there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the stock and securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of stock and securities of the Company representing more than 25% of the combined voting power of the Company’s then outstanding

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stock and securities; or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than a sale or disposition by the Company of all or substantially all of the assets to an entity at least 75% of the combined voting power of the stock and securities which is owned by Persons in substantially the same proportions as their ownership of the Company’s voting stock immediately prior to such sale.

As used in this Section 5.8, “Person” shall mean any person (as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Section 13(d) and 14(d) of the Exchange Act) other than (1) any employee plan established by the Company, (2) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a Company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company and “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act. The decision of the Board or Committee regarding any adjustment, action or cancellation pursuant to this Section 5.8 shall be final, binding and conclusive.

5.9 Deferrals

The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service

Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder

No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary

To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding Stock Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Governing Law

This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14 Foreign Employees

Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has Employees.

5.15 Awards Subject to Clawback

The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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BRUNSWICK

Explore Brunswick

Scan these QR codes with a smart device or use the URLs to learn more about Brunswick:

Read our online Annual Report

http://www.brunswick.com/investors/publications-and-filings/annualreports.php

Visit our Investor Relations website

http://www.brunswick.com/investors

Download our Investor Relations app

The Brunswick Story

Headquartered in Lake Forest, Ill., Brunswick Corporation endeavors to instill “Genuine Ingenuity”™ in all its leading consumer brands, including Mercury and Mariner outboard engines; Mercury MerCruiser sterndrives and inboard engines; MotorGuide trolling motors; Attwood marine parts and accessories; Land ‘N’ Sea, Kellogg Marine, and Diversified Marine parts and accessories distributors; Bayliner, Boston Whaler, Brunswick Commercial and Government Products, Crestliner, Cypress Cay, Harris FloteBote, Lowe, Lund, Meridian, Princecraft, Quicksilver, Rayglass, Sea Ray and Uttern boats; Life Fitness and Hammer Strength fitness equipment; Brunswick bowling centers, equipment and consumer products; Brunswick billiards tables and table tennis. For more information, visit *http://www.brunswick.com*.

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BRUNSWICK

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m. Eastern Time on Tuesday, May 6, 2014. Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Brunswick Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m. Eastern Time on Tuesday, May 6, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68797-P46899

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BRUNSWICK CORPORATION

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors	For	Against	Abstain
1a. Nancy E. Cooper	☐	☐	☐
1b. Dustan E. McCoy	☐	☐	☐
1c. Ralph C. Stayer	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, on such other business as may properly come before the meeting.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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BRUNSWICK

TWO ADDITIONAL WAYS TO VOTE

Vote by Internet	Vote by Telephone
It's fast, convenient, and your vote is immediately confirmed and registered. You may also give your consent to have all future proxy statements and annual reports delivered to you electronically. Go to Web site **www.proxyvote.com** *Follow these three easy steps:* • Read the accompanying Proxy Statement and Proxy Card. • Go to the Web site www.proxyvote.com. • Follow the simple instructions.	It's fast, convenient, and your vote is immediately confirmed and registered. Call toll-free on a touch-tone phone in the U.S. or Canada **1-800-690-6903** *Follow these three easy steps:* • Read the accompanying Proxy Statement and Proxy Card. • Call the toll-free phone number above. • Follow the simple instructions.

VOTE 24 HOURS A DAY

DO NOT RETURN PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M68798-P46899

The undersigned hereby appoints W.L. Metzger, K.M. Coleman and R.M. Gwillim, and each of them, as proxies with power of substitution, and hereby authorizes them to represent and to vote, in accordance with the instructions on the reverse side, all shares of Common Stock of Brunswick Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 7, 2014, or any adjournment thereof.

This proxy also provides voting instructions for shares held by Vanguard Fiduciary Trust Company, the trustee for the Brunswick Retirement Savings Plan and the Brunswick Rewards Plan, and directs such trustee to vote, as indicated on the reverse side of this card, any shares allocated to the account in these plans. The Trustee will vote these shares as you direct. The Trustee will vote allocated shares of the Company's stock for which proxies are not received in direct proportion to voting by allocated shares for which proxies are received.

This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. This card should be voted by mail, Internet or telephone, in time to reach the Company's proxy tabulator, Broadridge, no later than 5:00 p.m. Eastern Time on Tuesday, May 6, 2014, for all registered shares to be voted and no later than 5:00 p.m. Eastern Time on Friday, May 2, 2014, for the Trustee to vote the Plan shares. Individual proxy voting and voting instructions will be kept confidential.

Continued and to be signed on reverse side